UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone / GSO Strategic Credit Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:         December 31

Date of reporting period:      September 26, 2012 – December 31, 2012

Item 1.   Report to Stockholders.

Blackstone / GSO

Senior Floating Rate Term Fund (NYSE: BSL)
Long-Short Credit Income Fund (NYSE: BGX)
Strategic Credit Fund (NYSE: BGB)

1.877.876.1121  |  WWW.BLACKSTONE–GSO.COM

Blackstone / GSO Funds	Manager Commentary
December 31, 2012 (Unaudited)

To Our Shareholders:

Looking back on 2012:

The Leveraged Finance Markets

In the investment business it is typical to measure performance against an appropriate benchmark or prior record, so it is with this in mind that we looked back at our letter to you from last year to see how close reality turned out versus our outlook for 2012. Happily, we were correct in predicting that domestic economic and corporate conditions were improving, but where we missed the mark was on our expectations for a continuation of 2011’s elevated financial market volatility. While financial markets experienced some volatility during 2012, particularly during the second quarter as concerns over the fate of the European Economic Union escalated and during the fourth quarter after the U.S. election, volatility overall was quite muted when compared to recent years. In retrospect it appears that our concerns regarding volatility was the consensus, while our constructive opinions on U.S. economic and corporate fundamental performance were in the minority. The resulting outcome was a broad based, low volatility rally across U.S. financial markets. For the year, the combination of uninspiring but positive economic growth, favorable corporate fundamentals and relatively low investor expectations proved a goldilocks combination for U.S. financial markets.

In 2012 the U.S. economy grew 1.5%, a pace considered to be slow by historic measures, particularly when considering the amount of fiscal and monetary stimulus that has been applied to drive the recovery. Despite the middling economic performance, U.S. corporate credit continued to improve through much of the year. Certainly there were differences in the pace of fundamental improvement across sectors as the economy did not perform uniformly, but we clearly saw continued strengthening in cash flow generation, liquidity and balance sheet management broadly across the majority of our portfolio companies. This meant that earnings growth was acceptable and credit risk continued to recede, factors that inspired both equities and corporate bond prices to rise. Lastly, investors like ourselves who were concerned with the persistent list of global macro risks and its companion, volatility, were not overly optimistic as to what the year might bring. The resulting combination was a low interest rate environment with a supportive Federal Reserve, good corporate performance and room for investors to move out on the risk curve and as they say the rest is history.

Our focus asset classes, senior loans and high yield bonds, were significant beneficiaries of all of the above. The low interest rate environment encouraged institutional, private and international investors to pursue yield, and improving credit fundamentals and meant the below investment grade credit markets were a prime area for investors to deploy their increasing risk appetite. Investor willingness to accept more risk provided the high yield bond market with net cash inflows of $30.1 billion over the course of the year. Inflows to loan funds were slightly less robust but nonetheless, increased by $11.7 billion in 2012, per JP Morgan. Increased demand for these assets set the stage for favorable performance for both the senior loan and high yield bond asset classes. The Credit Suisse Leveraged Loan Index (“CSLLI”) produced a return of 9.43% on the year while the more volatile Credit Suisse High Yield Bond Index (“CSHYI”) provided investors a healthy 14.71% return.

Over the course of 2012, the discounted margin, or yield, on bank loans tightened 101 basis points while high yield bond spreads tightened 175 basis points. This significant spread tightening is a principal indication that concerns over extreme risk, or “tail risks” that were experienced in 2008 are largely abating. This conclusion, which is important for our 2013 view, is evidenced by the significant pick up in primary issuance during 2012, particularly for high yield bonds where 682 distinct issues came to market, raising $343.5 billion for corporations. 2012 activity in the senior loan market, although slightly less vigorous, was still quite busy, with $263.7 billion raised in the primary market and an additional $31.5 billion reissued through amendment or extension of final maturity. Corporate deleveraging took its toll on the overall size of the loan market however as $182 billion of outstanding loans were repaid or pre-paid out of cash on the balance sheet, or as a result of mergers or asset sales.

Heading into 2013, both credit fundamentals and market technicals bode well for continued strength of senior loans and high yield bonds. The real question is how much tighter can this market go? Going forward, we believe credit spreads can and will get tighter still. January has already seen significant positive total return for both the senior loan and high yield bond asset classes. We expect concern over “tail risks” will continue to abate and that investors will actively seek increased exposure to risk assets, specifically those that offer yield, well into the first half of 2013. Fundamentals are likely to remain positive and potentially improve with rising economic growth rates. Technical conditions will also remain supportive as we expect demand for higher yielding senior loans and high yield bonds to out-strip supply for a significant portion of the year. Our bias, under current market conditions, favors over-weighting in floating rate bank loans and under-weighting high yield bonds in the funds having those options. We believe high yield bond market spreads are tight to fair value and have some risk to rising rates should the economy surprise to the upside. That said, the overall low term structure of rates, fueled by persistent quantitative easing by central banks globally, should support high bond valuations well into the first half of the year. We expect to take advantage of these market conditions to harvest gains and de-risk the portfolio as appropriate.

Blackstone / GSO Senior Floating Rate Term Fund, Performance

Blackstone /GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans. BSL may also invest in second-lien loans and high yield bonds and employs financial leverage which may increase risk to the fund.

As of December 31, 2012, the Fund held over 90% of its Managed Assets in first and second-lien secured bank loans and approximately 5% in high yield bonds with the remainder held in cash. BSL’s investments represented the obligations of 171 companies diversified across 28 distinct industries, with average position size represented 0.52% of Managed Assets and the top five industry groups represented 50.49% of total holdings of the Fund. Diversification across industries has been consistent with their respective representations in the U.S. economy as a whole. High Tech Industries and Healthcare and Pharmaceuticals represented the top industry weightings. BSL continued to have no exposure to some of the more volatile sectors of the economy such as home builders, property or real estate related businesses.

BSL outperformed its key benchmark, the CSLLI, on a Net Asset Value (“NAV”) and market price per share basis for the periods of three month, six month, full year, and the life of the Fund since inception. The Fund had returns of 10.51% on NAV and 19.20% on market price for the year ended December 31, 2012. The Fund traded at an average premium to NAV of 1.60% for the year. Assets acquired with borrowings under BSL’s long-term leverage facility were accretive

Annual Report | December 31, 2012	1

Blackstone / GSO Funds	Manager Commentary
December 31, 2012 (Unaudited)

to earnings and changes in the market value of the underlying portfolio. For more details regarding the leverage employed, please see Note 9, “Leverage” in the financial statements of this report.

Blackstone / GSO Long-Short Credit Income Fund, Performance

Blackstone /GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 130% of net assets, which may increase risk to the fund. As of December 31, 2012, approximately 70% of BGX’s assets were invested, either directly or via a total return swap arrangement in Secured Loans and 27% were invested in high yield bonds. In the aggregate, these investments represent the direct obligations of 158 companies diversified across 28 distinct industries, with an average position representing 0.56% of Managed Assets. The top five industry groups represented 48% of total holdings of the Fund. The Fund carried no short positions into the year-end period.

BGX outperformed a composite weighting of the CSLLI and the CSHYI (70% senior loans, 30% high yield bonds) for the periods of one year and the life of the fund since inception ending December 31, 2012 on a NAV basis. The Fund had returns of 12.45% on NAV and 17.92% on market price for the year ended December 31, 2012. It also outperformed its benchmarks on a market price basis for both the six month and one year periods, and the Fund traded at an average premium to NAV of 0.60% for the period from inception.

During the period, the fund has from time-to-time utilized its capacity to take a short position a short-sale primarily as a hedge against severe price movements in its aggregate high yield bond positions.

Blackstone / GSO Strategic Credit Fund, Performance

Blackstone /GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly U.S. Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics

BGB priced its initial public offering on September 26, 2012 and began investing thereafter. At the end of its first fiscal year, BGB had accumulated gross assets valued at market of approximately $951.1 million or 111% of net assets. As of December 31, 2012, approximately 74% of BGB’s assets were invested in Senior Secured Loans and 23% were invested in high yield bonds. In the aggregate, these investments represent the direct obligations of 190 companies diversified across 28 distinct industries, with an average position representing 0.47% of Managed Assets. The top five industry groups represented 49% of total holdings of the Fund.

BGB outperformed a composite weighting of the CSLLI and the CSHYI (70% senior loans, 30% high yield bonds) for the one month period, and matched the composite for the three-month period ending December 31, 2012 on a NAV basis. The Fund had returns of 1.73% on NAV and (6.09)% on market price for the period from commencement of operations to December 31, 2012. It underperformed its benchmarks on a market price basis for the period since inception and the latest one- and three-month periods as the Fund traded at an average premium to NAV of 1.52% for the period from inception.

In Conclusion

Evidence is mounting that both business and investor confidence is recovering. Consumer confidence, an important element in this mix, is slightly less certain but is directionally positive, as both housing and autos are well off their crisis lows. We believe that senior loans and high yield bonds will continue to perform well, significantly outperforming treasuries and investment grade fixed income–which will be greatly challenged on a number of fronts. These elements of renewed confidence and receding global “tail risks” bode well for the asset classes. If economic recovery accelerates, as we expect it to, we believe that senior loans, with their floating rate component, are generally more attractive at current market valuations than are high yield bonds. As a result of this view, we will remain over-weighted in loans versus bonds in BGB, where we have the freedom to allocate between the asset classes. Further, we do not expect the price appreciation experienced for high yield bonds or for senior loans to persist as we did last year; however, we believe that both loans and bonds will have favorable return characteristics when compared to the broader fixed income markets. Willingness to accept greater risk coupled with increasing concerns over inflation and rising interest rates will provide additional support to the senior loan market in particular. We believe that clarity of fiscal policy, even if not particularly friendly to dramatic economic growth, will also help the market maintain its current course and footing. Not all industries or all sectors will benefit equally and fundamentals, good fundamental research and credit selection will be critical to investor returns going forward. As always, we will be disciplined as we approach the year, taking only those credit risks which we deem prudent and for which we believe the Funds are being adequately compensated.

We thank you for your confidence and continued investment in our family of funds. We look forward to continued communications and will keep you apprised of the progress of the Funds specifically and the leveraged finance market place generally. Fund information is available on our website at www.blackstone-gso/(BSL, BGX or BGB).com

Best wishes for a very happy, healthy and prosperous 2013.

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Data
December 31, 2012 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution

Portfolio Characteristics
Weighted Average Loan Spread^	5.54%
Current Dividend Yield†	6.49%
Weighted Average Days to Reset (Loans)	61
Average Position*	0.52%

Top 10 Holdings*
Univar, Inc., Senior Secured First Lien Term B Loan	1.46%
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan	1.16%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.15%
Scitor Corp., Senior Secured First Lien Term Loan	1.14%
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan	1.13%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan	1.12%
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan	1.12%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.11%
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan	1.08%
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan	1.05%
Top 10 Holdings	11.52%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.11/share and market price per share as of December 31, 2012.

* As a percentage of Managed Assets.

^ Spread over LIBOR inclusive of LIBOR floors.

Top 5 Industries*
High Tech Industries	11.74%
Healthcare and Pharmaceuticals	11.59%
Retail	9.41%
Services - Business	9.35%
Telecommunications	8.40%

BSL Total Return

	3 Month	6 Month	12 Month	Since Inception†
NAV	1.52%	5.01%	10.51%	7.65%
Market Price	3.44%	11.60%	19.20%	7.88%
CS Leveraged Loan Index	1.52%	4.70%	9.43%	6.75%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

† Annualized.

Annual Report | December 31, 2012	3

Blackstone / GSO Long-Short Credit Income Fund	Financial Data
December 31, 2012 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution

Portfolio Characteristics
Weighted Average Loan Spread^	5.77%
Weighted Average Bond Coupon	6.91%
Current Dividend Yield†	8.34%
Weighted Average Days to Reset (Loans)	58
Average Position*	0.56%
Long Positions**	123.79%
Short Positions**	0.00%
Net Positions**	100.00%

Top 10 Holdings*
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan	1.59%
Resolute Energy Corp., Senior Unsecured Bond	1.59%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.56%
Presidio, Inc., Senior Secured First Lien Term Loan	1.54%
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan	1.51%
Del Monte Foods Co., Senior Unsecured Bond	1.48%
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan	1.41%
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan	1.39%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Term Loan	1.33%
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan	1.28%
Top 10 Holdings	14.68%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.108/share and market price per share as of December 31, 2012.

* As a percentage of Managed Assets.

** As a percentage of Net Assets.

^ Spread over LIBOR inclusive of LIBOR floors.

Top 5 Industries*
Healthcare and Pharmaceuticals	10.19%
Retail	10.18%
Telecommunications	9.88%
Energy, Oil and Gas	9.41%
High Tech Industries	8.37%

BGX Total Return

	3 Month	6 Month	12 Month	Since Inception†
NAV	1.81%	5.50%	12.45%	6.58%
Market Price	-0.21%	6.39%	17.92%	3.44%
70% CS Leveraged Loan Index
30% CS High Yield Index	2.00%	5.55%	11.00%	6.11%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

† Annualized.

4	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Data
December 31, 2012 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution

Portfolio Characteristics
Weighted Average Loan Spread^	5.39%
Weighted Average Bond Coupon	7.68%
Current Dividend Yield†	7.57%
Average Position*	0.47%
Weighted Average Days to Reset (Loans)	55

Top 10 Holdings*
Smart & Final Stores LLC, Senior Secured First Lien Term Loan	1.57%
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan	1.27%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan	1.23%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan	1.12%
Delta Airlines, Inc., Senior Secured First Lien 6 Year Term Loan	1.03%
PQ Corp., Senior Secured First Lien Term Loan	1.03%
Leslie’s Poolmart, Inc., Senior Secured Tranche B First Lien Term Loan	1.03%
Academy, Ltd., Senior Secured First Lien Initial Term Loan	1.02%
Consolidated Precision Products, Inc. (WP CPP Holdings), Senior Secured First Lien Term Loan	1.02%
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan	1.02%
Top 10 Holdings	11.34%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

† Using current dividend rate of $0.117/share and market price per share as of December 31, 2012.

* As a percentage of Managed Assets.

^ Spread over LIBOR inclusive of LIBOR floors.

Top 5 Industries*
High Tech Industries	13.57%
Healthcare and Pharmaceuticals	10.39%
Retail	10.08%
Energy, Oil and Gas	8.67%
Telecommunications	6.35%

BGB Total Return

	1 Month	3 Month	Since Inception
NAV	1.04%	2.00%	1.73%
Market Price	-3.19%	-6.32%	-6.09%
70% CS Leveraged Loan Index 30% CS High Yield Index	0.96%	2.00%	2.09%

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, current dividend yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Holdings are subject to change daily.

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

* As a percentage of Managed Assets.

Annual Report | December 31, 2012	5

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 134.97%
Aerospace and Defense - 5.19%
Booz Allen Hamilton, Inc., Senior Secured Tranche B First Lien Initial Term Loan, 4.500%, 7/27/2019	Ba2	$3,006,660	$3,044,018
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	586,765	592,339
Consolidated Precision Products, Inc. (WP CPP Holdings), Senior Secured First Lien Term Loan, L + 4.500%, 01/01/2020(b)	B2	910,000	914,550
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	1,091,926	1,108,304
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	495,006	502,431
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	240,385	241,737
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	2,259,615	2,272,326
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	B3	521,739	526,304
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	B3	455,360	456,499
Sequa Corp., Senior Secured First Lien Term Loan, L + 4.000%, 05/28/2017(b)	B2	3,463,520	3,490,570
TASC, Inc., Senior Secured Tranche B First Lien Term Loan, 4.500%, 12/18/2015	Ba2	2,092,533	2,092,753

			15,241,831

Automotive - 3.09%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	4,800,840	4,909,532
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B2	3,342,756	3,346,934
Remy International, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 12/16/2016	B1	797,162	804,468

			9,060,934

Banking, Finance, and Real Estate - 5.58%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, L + 3.750%, 12/20/2019(b)	B2	2,946,429	2,959,319
AMWINS Group, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/06/2019	B2	1,990,000	2,015,502
Asurion LLC, Senior Secured First Lien Term B Loan, 5.500%, 05/24/2018	Ba2	3,259,166	3,296,858
BNY ConvergEx Group LLC, Senior Secured EZE Borrower Second Lien Term Loan, 8.750%, 12/18/2017	B1	443,368	420,370
BNY ConvergEx Group LLC, Senior Secured Second Lien Top Borrower Term Loan, 8.750%, 12/18/2017	B1	1,056,633	1,001,825
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	3,000,000	3,026,250
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.500%, 02/09/2018	Ba3	2,825,039	2,844,447
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	800,000	800,668

			16,365,239

Beverage, Food and Tobacco - 1.57%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,621,622	1,641,892
Brasa Holdings, Inc., Senior Secured First Lien Term Loan, 7.500%, 07/22/2019	B1	2,161,250	2,182,862
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	832,867	785,631

			4,610,385

Capital Equipment - 1.90%
BakerCorp International, Inc., Senior Secured First Lien Term Loan, 5.000%, 06/01/2018	Ba3	1,220,240	1,231,302
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	Ba2	595,455	596,821
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	3,714,286	3,732,857

			5,560,980

6	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 5.74%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	$1,472,019	$1,493,481
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.000%, 04/07/2017	B1	3,154,756	3,165,103
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 6.750%, 11/15/2018	B2	2,589,663	2,541,107
PQ Corp., Senior Secured First Lien Term Loan, 5.250%, 05/08/2017	B1	2,000,000	2,014,030
Taminco Global Chemical Corp., Senior Secured Tranche B-1 Dollar First Lien Term Loan, 5.250%, 02/15/2019	B1	381,731	385,071
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 8.000%, 08/02/2017	B1	869,648	850,220
Univar, Inc., Senior Secured First Lien Term B Loan, 5.000%, 06/30/2017	B2	6,397,520	6,388,436

			16,837,448

Construction and Building - 2.25%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, L + 4.750%, 12/16/2019(b)	B1	2,869,565	2,870,756
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	B2	3,624,643	3,716,763

			6,587,519

Consumer Goods Durable - 3.72%
AOT Bedding Super Holdings LLC (AKA National Bedding/Serta), Senior Secured First Lien Term B Loan, 5.000%, 10/01/2019	B2	2,706,767	2,715,510
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 6.250%, 01/21/2019	B2	4,788,377	4,848,232
MModal, Inc., Senior Secured First Lien Term B Loan, 6.750%, 08/15/2019	Ba3	2,720,531	2,625,312
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, L + 3.250%, 12/17/2019(b)	Ba3	721,154	729,548

			10,918,602

Consumer Goods Non Durable - 5.52%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,303,957	2,329,519
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	1,247,279	1,210,634
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	Ba3	2,081,423	2,063,210
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	2,950,173	2,966,119
Revlon Consumer Products Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	2,910,638	2,935,946
Sagittarius Restaurants LLC (fka Captain D’s), Senior Secured First Lien Term Loan, 7.500%, 05/18/2015	B1	1,865,625	1,858,629
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	266,775	267,442
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,572,850	2,579,282

			16,210,781

Containers, Packaging and Glass - 1.90%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	4,000,000	4,035,000
Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/28/2018	B1	1,526,654	1,546,509

			5,581,509

Energy Electricity - 2.49%
NXP BV, Senior Secured Tranche A-2 First Lien Term Loan, 5.500%, 03/03/2017	B2	1,869,196	1,909,795
NXP BV, Senior Secured Tranche B First Lien Term Loan, 5.250%, 03/19/2019	B2	1,985,000	2,003,113
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,399,440

			7,312,348

Energy, Oil and Gas - 5.22%
CITGO Petroleum Corp., Senior Secured First Lien Term B Loan, 8.000%, 06/24/2015	Ba2	451,465	455,416
CITGO Petroleum Corp., Senior Secured First Lien Term C Loan, 9.000%, 06/26/2017	Ba2	1,278,212	1,297,916

Annual Report | December 31, 2012	7

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	$1,204,971	$1,231,077
Everest Acquisition LLC, Senior Secured Tranche B-1 First Lien Term Loan, 5.000%, 05/24/2018	Ba3	1,666,667	1,681,600
Plains Exploration & Production Co., Senior Secured First Lien Term B Loan, 4.000%, 11/30/2019	Ba3	1,666,667	1,676,050
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	744,180
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	4,003,209	4,045,744
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	530,458	536,094
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	324,007	327,449
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	3,291,139	3,329,547

			15,325,073

Environmental Industries - 2.25%
Advanced Disposal Services, Inc., Senior Secured First Lien Term Loan, 5.250%, 10/09/2019	B2	2,561,576	2,596,798
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	B1	3,997,494	3,999,153

			6,595,951

Healthcare and Pharmaceuticals - 16.38%
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, L + 5.250%, 07/02/2018(b)	B1	1,929,134	1,952,042
Bausch & Lomb, Inc., Senior Secured First Lien Parent Term Loan, 5.250%, 05/17/2019	B1	2,985,000	3,015,119
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan, 5.000%, 08/28/2019	B2	4,684,756	4,719,892
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	4,909,816	4,900,610
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	748,260	749,506
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.000%, 12/22/2016	Ba3	2,740,530	2,780,488
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	B1	2,933,500	2,759,925
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Secured First Lien Initial Term Loan, 5.250%, 05/25/2018	B1	3,239,768	3,270,416
Hologic, Inc., Senior Secured First Lien Term B Loan, 4.500%, 07/19/2019	Baa3	1,220,183	1,236,302
IASIS Healthcare LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/03/2018	Ba2	2,788,335	2,800,534
Immucor, Inc., Senior Secured First Lien Term B Loan, 5.750%, 08/17/2018	Ba3	2,536,616	2,573,562
Kinetic Concepts, Inc., Senior Secured First Lien Additional Term C-2 Loan, 5.000%, 11/04/2016	Ba2	1,705,281	1,717,363
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	Ba3	2,992,386	2,994,256
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,378,148
Pharmaceutical Product Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B2	1,567,346	1,595,057
Sheridan Healthcare, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/29/2018	B1	1,270,213	1,287,678
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	4,862,136	4,594,719
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 02/06/2017	B1	2,764,872	2,751,047

			48,076,664

High Tech Industries - 16.44%
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.000%, 05/09/2016	Ba3	2,740,674	2,764,655
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	B1	1,892,165	1,861,417
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,992,500	2,999,368
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 6.500%, 10/04/2018	B2	3,379,310	3,402,543
Excelitas Technologies, Inc. (fka IDS Acquisition), Senior Secured First Lien Term B Loan, 5.000%, 11/29/2016	B1	1,994,907	2,007,376

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	$1,967,213	$1,975,515
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Term Loan, 5.500%, 10/30/2019	B1	4,000,000	4,053,140
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	3,870,506	3,909,211
Rovi Solutions Corp., Senior Secured First Lien Tranche B-2 Term Loan, 4.000%, 03/29/2019	Ba2	1,994,975	1,993,728
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,463,235	1,466,893
Ship U.S. Bidco, Inc., (aka RBS WorldPay), Senior Secured First Lien Facility B2A Term Loan, 5.250%, 11/30/2017	Ba2	1,522,144	1,534,200
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,302,326	2,302,326
Sophia LP, Senior Secured First Lien Initial Term Loan, 6.250%, 07/19/2018	Ba3	3,101,581	3,145,779
Spansion, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/13/2018	Ba3	2,426,348	2,445,309
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	1,166,257	1,105,028
Technicolor SA, Senior Secured First Lien Term A2 Facility Loan, 7.000%, 05/26/2016	B3	468,971	466,961
Technicolor SA, Senior Secured First Lien Term B2 Facility Loan, 8.000%, 05/26/2017	B3	1,255,706	1,250,326
Vertafore, Inc., Senior Secured First Lien Term Loan, 5.250%, 07/29/2016	B1	3,920,036	3,960,883
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	2,000,000	2,011,250
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	B2	3,571,429	3,580,357

			48,236,265

Hotels, Gaming and Leisure - 3.20%
Alpha Topco Ltd., Delta 2 (Lux) Sarl, Senior Secured First Lien Facility B2 Term Loan, 6.000%, 04/30/2019	B2	1,102,792	1,120,464
CCM Merger, Inc., (aka MotorCity Casino), Senior Secured First Lien Term B Loan, 6.000%, 03/01/2017	B3	1,294,236	1,299,885
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,924,898	1,934,522
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	Ba3	2,331,727	2,338,279
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 5.750%, 08/03/2017	B2	1,315,789	1,334,704
Six Flags Theme Parks, Inc., Senior Secured Tranche B First Lien Term Loan, 4.000%, 12/20/2018	B1	1,353,924	1,362,021

			9,389,875

Media Advertising, Printing and Publishing - 4.11%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 7.000%, 12/21/2016	Ba3	3,052,338	3,075,231
Getty Images, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/18/2019	B1	2,000,000	2,005,250
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	1,335,286	1,201,758
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	1,608,188	1,608,188
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	2,947,500	1,090,575
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	3,083,333	3,091,042

			12,072,044

Media Broadcasting and Subscription - 3.37%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,155,405	1,166,601
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	1,596,546	1,612,264
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B2	1,159,884	1,177,764
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 5.250%, 04/28/2017	Ba3	808,495	818,096
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Ba3	1,428,571	1,457,143
Kabel Deutschland Vertrib und Service Gmbh & Co. KG, Senior Secured First Lien Facility F Term Loan, 4.250%, 02/01/2019	Ba1	1,000,000	1,010,000
MCC Iowa, Inc., Senior Secured Tranche G First Lien Term Loan, 4.000%, 08/15/2020	B1	1,995,000	2,003,309
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 08/26/2016	B1	623,517	631,601

			9,876,778

Annual Report | December 31, 2012	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Media Diversified and Production - 0.35%
Live Nation Worldwide, Inc. (aka SFX Entertainment), Senior Secured First Lien Term B Loan, 4.500%, 11/07/2016	Ba2	$1,002,360	$1,014,890

Metals and Mining - 1.32%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.250%, 11/08/2019	Ba2	3,836,538	3,865,312

Retail - 13.65%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 08/03/2018	B2	2,966,316	2,990,417
BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan, 5.750%, 09/26/2019	B2	3,000,000	3,043,755
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 5.500%, 02/23/2017	B3	2,368,856	2,392,544
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien Term Loan, 4.500%, 03/07/2018	B1	3,024,028	3,040,298
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,622,951	1,645,266
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 6.250%, 04/08/2019	B3	3,085,527	3,114,454
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	B2	1,304,348	1,309,513
Leslie’s Poolmart, Inc., Senior Secured Tranche B First Lien Term Loan, 5.250%, 10/16/2019	B2	2,993,100	3,020,786
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,191,000	1,208,865
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.750%, 05/16/2018	B2	2,000,000	2,005,920
PC Intermediate Holdings (aka Party City), Senior Secured First Lien Term Loan, 5.750%, 07/23/2019	B2	1,066,219	1,080,043
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 5.750%, 11/15/2019	B3	3,476,563	3,481,969
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	4,900,000	4,942,875
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	2,213,087	2,239,832
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,847,143	1,706,299
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	2,932,500	2,845,742

			40,068,578

Services - Business - 13.91%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 9.250%, 06/18/2018	B1	5,000,000	5,037,500
AlixPartners LLP, Senior Secured First Lien Initial Term B2 Loan, 6.500%, 06/28/2019	Ba3	2,985,000	3,027,536
Altegrity, Inc. (aka U.S. Investigation Services, Inc.), Senior Secured Tranche D First Lien Term Loan, 7.750%, 12/31/2014	B1	1,615,494	1,616,835
BarBri, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/19/2017	B1	3,049,375	3,055,093
Epicor Software Corp., Senior Secured First Lien Term B Loan, 5.000%, 05/16/2018	Ba3	1,982,406	1,995,618
PGA Holdings, Inc., Senior Secured First Lien Term B Loan, 5.250%, 04/20/2018	B2	2,255,682	2,270,254
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	4,977,181	4,972,528
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	2,257,582	2,269,796
Sedgwick Holdings, Inc., Senior Secured Second Lien Term Loan, 9.000%, 05/28/2017	B2	5,000,000	5,075,000
Sitel LLC (aka Clientlogic Corp.), Senior Secured First Lien Extended U.S. Term Loan, 7.097%, 01/30/2017	B1	3,500,000	3,491,250
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.750%, 06/06/2019	Ba3	3,625,616	3,634,681
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	202,222	203,549
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,198,171	1,206,037
West Corp., Senior Secured First Lien Term B-6 Loan, 5.750%, 06/02/2018	Ba3	2,918,667	2,968,634

			40,824,311

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Services - Consumer - 0.70%
Alliance Laundry Systems LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/10/2018	B1	$597,701	$603,678
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,440,730	1,458,134

			2,061,812

Telecommunications - 10.29%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.812%, 10/26/2017	B1	4,929,348	4,362,473
Digitalglobe, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/12/2018	Ba2	3,468,722	3,486,083
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term B Loan, L + 4.500%, 11/26/2019(b)	B2	3,093,799	3,120,870
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan, 6.750%, 01/31/2019	B2	1,026,724	1,038,280
Intelsat Jackson Holdings, Ltd., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 04/02/2018	B1	1,390,956	1,405,158
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	Ba2	2,911,111	2,932,944
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	3,042,514	2,994,503
Syniverse Holdings, Inc., (Buccaneer Merger Sub. Inc.), Senior Secured First Lien Term Loan, 5.000%, 04/23/2019	B1	2,985,000	3,015,790
Verint Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	B1	1,619,178	1,631,832
Wide Open West Finance LLC, Senior Secured First Lien Term Loan, 6.250%, 07/17/2018	B1	3,233,750	3,275,465
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 5.250%, 07/02/2019	B2	2,903,011	2,942,928

			30,206,326

Transportation Cargo - 1.35%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	B1	3,275,000	3,221,798
Ozburn-Hessey Holding Co. LLC, Senior Secured First Lien Term Loan, 8.250%, 04/08/2016	B1	749,526	749,526

			3,971,324

Transportation Consumer - 2.36%
Avis Budget Car Rental LLC, Senior Secured Tranche C First Lien Term Loan, 4.250%, 03/15/2019	Ba1	2,918,586	2,948,501
Hertz Corp., Senior Secured Tranche B First Lien Term Loan, 3.750%, 03/12/2018	Ba1	1,979,849	1,988,927
Travelport, Inc. (aka TDS Investors), Senior Secured First Lien Extended Delayed Draw Term Loan, 5.105%, 08/21/2015	B1	1,050,000	1,013,906
Travelport, Inc. (aka TDS Investors), Senior Secured First Lien Extended Tranche B Dollar Term Loan, 5.105%, 08/21/2015	B1	852,691	823,380
Travelport, Inc. (aka TDS Investors), Senior Secured Tranche S First Lien Term Loan, 5.061%, 08/21/2015	B1	147,309	142,245

			6,916,959

Utilities, Oil and Gas - 0.72%
Energy Transfer Equity LP, Senior Secured First Lien Term Loan, 3.750%, 3/24/2017	Ba2	2,097,633	2,116,250

Wholesale - 0.40%
Patheon, Inc., Senior Secured First Lien Term Loan, L + 6.000%, 01/01/2020(b)	B3	1,172,414	1,172,414

TOTAL FLOATING RATE LOAN INTERESTS (Cost $393,500,353)			396,078,402

CORPORATE BONDS - 7.46%
Beverage, Food and Tobacco - 0.72%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	B3	2,000,000	2,095,000

Annual Report | December 31, 2012	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 0.05%
Ineos Finance PLC, Senior Unsecured Bond, 7.500%, 05/01/2020(c)	B1	$150,000	$157,875

Consumer Goods Durable - 0.35%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 5.750%, 10/15/2020(c)	Ba2	1,000,000	1,035,000

Energy, Oil and Gas - 0.18%
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.625%, 08/01/2020(c)	B3	250,000	273,125
Chaparral Energy, Inc., Senior Unsecured Bond, 7.625%, 11/15/2022	B3	250,000	263,750

			536,875

Healthcare and Pharmaceuticals - 0.91%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	B3	3,000,000	2,655,000

High Tech Industries - 1.02%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)	Caa2	3,983,000	2,987,250

Hotels, Gaming and Leisure - 0.79%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(c)	B1	1,000,000	1,060,000
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	B3	1,250,000	1,253,125

			2,313,125

Media Broadcasting and Subscription - 0.49%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	Caa1	1,300,000	1,436,500

Retail - 0.36%
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019	Caa1	1,000,000	1,062,500

Services - Consumer - 0.35%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	Caa1	1,000,000	1,035,000

Telecommunications - 2.24%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	B1	4,043,000	4,396,763
Intelsat Jackson Holdings, Ltd., SA, Senior Unsecured Bond, 7.250%, 10/15/2020(c)	B3	2,000,000	2,180,000

			6,576,763

TOTAL CORPORATE BONDS (Cost $22,268,191)			21,890,888

Total Investments - 142.43% (Cost $415,768,544)			417,969,290

Assets in Excess of Other Liabilities - 6.67%			19,599,269

Term Preferred Shares - (16.39)%*
(plus distributions payable on term preferred shares)			(48,109,248)

Senior Secured Notes - (32.71)%			(96,000,000)

Net Assets - 100.00%			$293,459,311

Amounts above are shown as a percentage of net assets as of December 31, 2012.

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2012

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. However, delayed settlement compensation is earned beyond the standard seven-day settlement period and received once the loan settles.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $8,946,375, which represents approximately 3.05% of net assets as of December 31, 2012.

See Notes to Financial Statements.

Annual Report | December 31, 2012	13

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 79.74%
Aerospace and Defense - 2.09%
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	$586,765	$592,339
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	1,091,926	1,108,305
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	495,006	502,432
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	160,256	161,158
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	1,506,410	1,514,884
Sequa Corp., Senior Secured First Lien Term Loan, L + 4.000%, 05/28/2017(b)	B2	1,151,653	1,160,648

			5,039,766

Automotive - 2.38%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	3,312,175	3,387,163
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B2	2,347,794	2,350,728

			5,737,891

Banking, Finance, and Real Estate - 2.89%
AMWINS Group, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/06/2019	B2	1,492,500	1,511,626
Asurion LLC, Senior Secured First Lien Term B Loan, 5.500%, 05/24/2018	Ba2	948,182	959,148
Asurion LLC, Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba2	254,777	262,987
BNY ConvergEx Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.250%, 12/19/2016	B1	579,334	559,781
BNY ConvergEx Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,276,479	1,233,398
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	1,875,000	1,891,406
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	533,333	533,779

			6,952,125

Beverage, Food and Tobacco - 0.90%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,621,622	1,641,892
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	555,245	523,754

			2,165,646

Capital Equipment - 1.55%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	3,714,286	3,732,857

Chemicals, Plastics and Rubber - 2.25%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	1,472,019	1,493,481
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.000%, 04/07/2017	B1	630,833	632,902
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 6.750%, 11/15/2018	B2	2,579,688	2,531,319
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 8.000%, 08/02/2017	B1	793,404	775,680

			5,433,382

Construction and Building - 0.91%
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	B2	2,132,143	2,186,331

Consumer Goods Durable - 4.09%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 6.250%, 01/21/2019	B2	4,788,377	4,848,232
MModal, Inc., Senior Secured First Lien Term B Loan, 6.750%, 08/15/2019	Ba3	2,720,531	2,625,312

14	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Durable (continued)
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, L + 3.250%, 12/17/2019(b)	Ba3	$432,692	$437,729
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	B2	2,000,000	1,950,000

			9,861,273

Consumer Goods Non Durable - 4.82%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,168,368	2,192,426
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,892,594	4,748,850
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	Ba3	1,085,960	1,076,457
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	221,641	222,839
Revlon Consumer Products Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	989,950	998,557
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	221,584	222,138
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,137,016	2,142,359

			11,603,626

Containers, Packaging and Glass - 1.26%
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	3,000,000	3,026,250

Energy Electricity - 2.24%
NXP BV, Senior Secured Tranche B First Lien Term Loan, 5.250%, 03/19/2019	B2	1,985,000	2,003,113
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,399,440

			5,402,553

Energy, Oil and Gas - 2.59%
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	1,807,457	1,846,616
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	744,180
Sheridan Production Partners LP, Senior Secured First Lien Term Loan, 5.000%, 10/01/2019	B1	1,627,346	1,644,636
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	215,637	217,928
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	131,712	133,112
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	1,645,570	1,664,773

			6,251,245

Environmental Industries - 0.54%
Advanced Disposal Services, Inc., Senior Secured First Lien Term Loan, 5.250%, 10/09/2019	B2	1,280,788	1,298,399

Healthcare and Pharmaceuticals - 7.43%
Alkermes, Inc., Senior Secured First Lien 7 Year Term Loan, 4.500%, 09/25/2019	B1	420,000	424,725
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, L + 5.250%, 7/2/2018(b)	B1	929,134	940,167
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	3,912,454	3,905,118
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	1,005,852	1,007,527
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	1,141,425	1,084,354
Kinetic Concepts, Inc., Senior Secured First Lien Dollar Term C-1 Loan, 5.500%, 05/04/2018	Ba2	1,709,353	1,731,249
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,378,149
Sheridan Healthcare, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/29/2018	B1	1,270,213	1,287,678
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	2,664,273	2,517,738
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 02/06/2017	B1	497,452	494,965

Annual Report | December 31, 2012	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 6.000%, 04/03/2019	Ba3	$2,120,717	$2,141,924

			17,913,594

High Tech Industries - 9.51%
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,992,500	2,999,368
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	1,475,410	1,481,636
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Term Loan, 5.500%, 10/30/2019	B1	4,000,000	4,053,140
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,659,980	4,706,579
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,097,426	1,100,170
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,302,326	2,302,326
Sophia LP, Senior Secured First Lien Initial Term Loan, 6.250%, 07/19/2018	Ba3	3,101,581	3,145,779
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	1,492,439	1,414,086
Technicolor SA, Senior Secured First Lien Term A2 Facility Loan, 7.000%, 5/26/2016	B3	468,971	466,961
Technicolor SA, Senior Secured First Lien Term B2 Facility Loan, 8.000%, 5/26/2017	B3	1,255,706	1,250,326

			22,920,371

Hotels, Gaming and Leisure - 1.48%
CCM Merger (aka Motor City Casino), Senior Secured First Lien Term B Loan, 6.000%, 03/01/2017	B3	862,824	866,590
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,361,089	1,367,895
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 5.750%, 08/03/2017	B2	1,315,789	1,334,704

			3,569,189

Media Advertising, Printing and Publishing - 2.16%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 7.000%, 12/21/2016	Ba3	992,405	999,848
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	1,669,108	1,502,197
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	3,930,000	1,454,100
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	1,250,000	1,253,125

			5,209,270

Media Broadcasting and Subscription - 3.22%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,155,405	1,166,601
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	669,880	676,475
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B2	1,159,884	1,177,763
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Ba3	2,285,714	2,331,429
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 08/26/2016	B1	623,517	631,601
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.462%, 03/31/2017	B2	1,798,771	1,772,635

			7,756,504

Metal and Mining - 0.96%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.250%, 11/8/2019	Ba2	2,301,923	2,319,187

Retail - 9.05%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 08/03/2018	B2	1,976,297	1,992,354
BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan, 5.750%, 09/26/2019	B2	3,000,000	3,043,755
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,622,951	1,645,266
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 6.250%, 04/08/2019	B3	2,612,908	2,637,404
Lord & Taylor LLC, Senior Secured First Lien Term B Loan, 5.750%, 01/11/2019	B1	211,935	214,419

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	$1,191,000	$1,208,865
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 5.750%, 11/15/2019	B3	1,390,625	1,392,788
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,964,710	2,990,651
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	4,257,500	4,308,952
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	515,440	476,138
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	1,959,900	1,901,916

			21,812,508

Services - Business - 6.33%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/18/2017	B1	1,960,000	1,977,885
AlixPartners LLP, Senior Secured First Lien Initial Term B2 Loan, 6.500%, 06/28/2019	Ba3	2,985,000	3,027,536
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	2,815,062	2,812,430
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	1,404,892	1,412,493
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.750%, 06/06/2019	Ba3	1,635,616	1,639,706
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	202,222	203,550
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,198,171	1,206,037
West Corp., Senior Secured First Lien Term B-6 Loan, 5.750%, 06/02/2018	Ba3	2,918,667	2,968,634

			15,248,271

Services - Consumer - 1.33%
Alliance Laundry Systems LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/10/2018	B1	597,701	603,678
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.500%, 06/10/2017	B3	1,138,739	1,147,280
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,440,730	1,458,134

			3,209,092

Telecommunications - 8.24%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	1,689,657	1,599,540
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.812%, 10/26/2017	B1	2,937,568	2,599,748
Digitalglobe, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/12/2018	Ba2	1,486,241	1,493,679
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term B Loan, L + 4.500%, 11/26/2019(b)	B2	3,468,771	3,499,123
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan, 6.750%, 01/31/2019	B2	684,483	692,187
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	4,314,536	4,246,453
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien B-2 Term Loan, 5.000%, 4/23/2019	B1	1,990,000	2,010,527
Wide Open West Finance LLC, Senior Secured First Lien Term Loan, 6.250%, 7/17/2018	B1	1,243,750	1,259,794
Zayo Bandwidth LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 5.250%, 07/02/2019	B2	2,416,429	2,449,654

			19,850,705

Transportation Consumer - 0.12%
Sabre, Inc., Senior Secured Extended Term Loan, 5.962%, 09/30/2017	B1	284,738	287,279

Utilities Electric - 0.28%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.746%, 10/10/2017	B2	1,000,000	668,750

Annual Report | December 31, 2012	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Wholesale - 1.12%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/15/2017	B2	$1,533,168	$1,530,101
Patheon, Inc., Senior Secured First Lien Term Loan, L + 6.000%, 01/01/2020(b)	B3	1,172,414	1,172,414

			2,702,515

TOTAL FLOATING RATE LOAN INTERESTS (Cost $193,152,700)			192,158,579

CORPORATE BONDS - 34.48%
Automotive - 0.45%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(c)	B2	1,000,000	1,080,000

Banking, Finance, and Real Estate - 0.91%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	2,000,000	2,190,000

Beverage, Food and Tobacco - 1.88%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019(c)	B3	4,330,000	4,535,675

Chemicals, Plastics and Rubber - 0.45%
Ineos Finance PLC, Senior Unsecured Bond, 8.375%, 02/15/2019(c)(d)	B1	1,000,000	1,081,250

Consumer Goods Durable - 1.87%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 9.875%, 08/15/2019(c)	Caa2	1,400,000	1,505,000
5.750%, 10/15/2020(c)(d)	Ba2	1,250,000	1,293,750
8.250%, 02/15/2021	Caa1	700,000	714,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)(d)	Caa1	1,000,000	1,005,000

			4,517,750

Energy Electricity - 0.41%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(d)	Ba3	1,000,000	990,000

Energy, Oil and Gas - 9.36%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(c)	B3	2,000,000	2,070,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022(d)	B3	2,000,000	2,085,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.375%, 05/01/2019(c)	B3	1,800,000	1,962,000
9.625%, 08/01/2020(c)(d)	B3	750,000	819,375
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020	B3	2,000,000	2,160,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019	B3	2,000,000	2,085,000
Everest Acquisition LLC, Senior Unsecured Bond, Series WI, 7.750%, 09/01/2022(c)	Ba3	200,000	213,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(c)(d)	B2	1,000,000	1,055,000
PDC Energy, Inc., Senior Unsecred Bond, 7.750%, 10/15/2022(c)(d)	B3	3,000,000	3,090,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(c)(d)	B3	4,750,000	4,809,375
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022	B2	2,000,000	2,200,000

			22,548,750

Healthcare and Pharmaceuticals - 2.74%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017(c)	Caa2	2,000,000	1,655,000
Elan Finance PLC, Senior Unsecured Bond, 6.250%, 10/15/2019(d)	Ba3	500,000	525,000
HealthSouth Corp., Senior Unsecured Bond, 5.750%, 11/01/2024(c)	B1	1,000,000	1,022,500
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(c)	B3	2,400,000	2,346,000
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020(c)(d)	B3	1,000,000	1,056,250

			6,604,750

High Tech Industries - 1.12%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)(d)	Caa2	2,300,000	1,725,000

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)(d)	B2	$1,000,000	$985,000

			2,710,000

Hotels, Gaming and Leisure - 1.58%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(c)(d)	B1	1,000,000	1,060,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)(d)	B2	2,600,000	2,749,500

			3,809,500

Media Diversified and Production - 2.60%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(c)	B2	2,000,000	2,180,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(c)	B3	3,000,000	2,505,000
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(c)	B3	1,000,000	1,112,500
6.375%, 04/01/2023(c)(d)	B3	450,000	460,125

			6,257,625

Metals and Mining - 1.32%
JMC Steel Group, Senior Unsecured Bond, 8.250%, 03/15/2018(c)(d)	B3	2,000,000	2,100,000
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020(c)(d)	B2	1,000,000	1,082,500

			3,182,500

Retail - 2.73%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(c)	Caa1	2,000,000	2,170,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(c)	Caa1	1,050,000	1,115,625
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(c)(d)	B3	500,000	455,000
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(c)	Caa2	2,000,000	1,790,000
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 08/01/2020(d)	Caa1	1,000,000	1,050,000

			6,580,625

Services - Business - 3.58%
Emergency Medical Services Corp. (aka CDRT Merger Sub), Senior Unsecured Bond, 8.125%, 06/01/2019(c)	B3	2,000,000	2,206,250
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(c)	Caa1	1,250,000	1,293,750
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(c)(d)	Caa1	1,750,000	1,820,000
NES Rentals Holdings, Inc., Senior Unsecured Bond, 12.250%, 04/15/2015(c)(d)	Caa2	1,000,000	1,037,500
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021(c)	Caa1	2,000,000	2,265,000

			8,622,500

Telecommunications - 2.79%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,303,000
Frontier Communications Corp., Senior Unsecured Bond, 9.250%, 07/01/2021(c)	Ba2	750,000	883,125
7.125%, 01/15/2023(c)	Ba2	250,000	265,938
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(c)	B2	3,000,000	3,262,500

			6,714,563

Utilities Electric - 0.69%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(c)	B1	500,000	552,500

Annual Report | December 31, 2012	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Utilities Electric (continued)
7.875%, 05/15/2021(c)	B1	$1,000,000	$1,115,000

			1,667,500

TOTAL CORPORATE BONDS (Cost $80,949,436)			83,092,988

Total Investments - 114.22% (Cost $274,102,136)			275,251,567

Liabilities in Excess of Other Assets - (14.22)%			(34,273,428)

Net Assets - 100.00%			$240,978,139

Amounts above are shown as a percentage of net assets as of December 31, 2012.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of December 31, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. However, delayed settlement compensation is earned beyond the standard seven-day settlement period and received once the loan settles.
(c)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $51,270,106, as of December 31, 2012. Total value of BGX’s obligation to return securities lending collateral was $52,405,671, as of December 31, 2012.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $36,827,625, which represents approximately 15.28% of net assets as of December 31, 2012.

See Notes to Financial Statements.
20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2012

TOTAL RETURN SWAP CONTRACTS(a)(b)

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Academy, Ltd.	JP Morgan	4.750%	08/03/2018	$990,019	$ 8,044
Acosta Sales & Marketing	JP Morgan	5.000%	03/02/2018	985,910	13,085
BakerCorp International Inc.	JP Morgan	5.000%	06/01/2018	984,988	8,929
Del Monte Corp.	JP Morgan	4.500%	03/08/2018	958,759	1,098
Digitalglobe, Inc.	JP Morgan	5.750%	10/12/2018	1,980,000	52,325
Emergency Medical Services Corp. (aka AMR/EMCare)	JP Morgan	5.250%	05/25/2018	1,984,358	27,285
Interactive Data Corp.	JP Morgan	3.560%	02/11/2018	2,881,403	8,711
Mood Media Corp.	JP Morgan	7.000%	05/06/2018	1,305,071	14,849
NXP Semiconductors	JP Morgan	5.250%	03/19/2019	992,500	21,286
Verint Systems, Inc.	JP Morgan	4.500%	10/27/2017	1,619,178	19,498

					$ 175,110

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	05/04/2018	$4,923,119	$ (249,118)
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	4.500%	10/23/2017	1,964,736	(1,370)
The Gymboree Corp.	JP Morgan	5.000%	02/23/2018	1,880,560	(141,389)

					$ (391,877)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at December 31, 2012, was 1.556% (3 month LIBOR +1.25%).

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Financial Statements.
Annual Report | December 31, 2012	21

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 84.48%
Aerospace and Defense - 4.97%
Booz Allen Hamilton, Inc., Senior Secured Tranche B First Lien Initial Term Loan, 4.500%, 7/27/2019	Ba2	$1,995,000	$2,019,788
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	6,982,500	7,048,834
Consolidated Precision Products, Inc. (WP CPP Holdings), Senior Secured First Lien Term Loan, L + 4.500%, 01/01/2020(b)	B2	10,000,000	10,050,000
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	4,102,520	4,164,058
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	1,859,809	1,887,706
FR (Firth Rixson) Acquisitions Holdings Corp., Senior Secured First Lien Initial Dollar Term Facility Loan, 5.500%, 06/30/2017	B3	2,028,255	2,053,619
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	801,282	805,789
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	7,532,051	7,574,419
Sequa Corp., Senior Secured First Lien Term Loan, L + 4.000%, 05/28/2017(b)	B2	6,909,919	6,963,886

			42,568,099

Automotive - 1.77%
CCC Information Services, Inc., Senior Secured First Lien Term Loan, L + 4.000%, 12/14/2019(b)	B1	3,037,975	3,058,223
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	2,992,405	3,060,153
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B2	3,989,899	3,994,886
Navistar International Corp., Senior Secured Tranche B First Lien Term Loan, 7.000%, 08/17/2017	B3	5,000,000	5,032,825

			15,146,087

Banking, Finance, and Real Estate - 4.71%
Alliant Holdings I, Inc., Senior Secured First Lien Term Loan, L + 3.750%, 12/20/2019(b)	B2	9,821,429	9,864,397
Asurion Corp., Senior Secured First Lien Term Loan 5.500%, 05/24/2018	Ba2	8,000,000	8,092,520
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	9,375,000	9,457,031
HarbourVest Partners LP, Senior Secured First Lien New Term Loan, 4.750%, 11/21/2017	Ba3	3,195,489	3,211,466
Nuveen Investments, Inc., Senior Secured Additional Extended First Lien Term Loan, 5.811%, 05/13/2017	B3	7,000,000	7,042,875
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	2,666,667	2,668,894

			40,337,183

Beverage, Food and Tobacco - 2.22%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	4,405,405	4,460,473
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	B1	3,944,444	4,024,576
Del Monte Corp., Senior Secured First Lien Initial Term Loan, 4.500%, 03/08/2018	Ba3	4,000,000	4,013,120
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 8.250%, 08/17/2018	B2	3,491,250	3,526,162
U.S. Foodservice, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B3	2,990,915	2,998,856

			19,023,187

Capital Equipment - 1.40%
BakerCorp International, Inc., Senior Secured First Lien Term Loan, 5.000%, 06/01/2018	Ba3	2,992,424	3,019,551
Dematic S.A., Senior Secured First Lien Term Loan, L + 4.000%, 12/18/2019(b)	B2	4,444,444	4,461,111
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	4,450,000	4,472,250

			11,952,912

Chemicals, Plastics and Rubber - 2.55%
Houghton International, Inc., Senior Secured First Lien Term Loan, L + 4.000%, 12/13/2019(b)	B1	750,000	757,736

22	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 6.750%, 11/15/2018	B2	$11,221,875	$11,011,465
PQ Corp., Senior Secured First Lien Term Loan, 5.250%, 05/08/2017	B1	10,000,000	10,070,150

			21,839,351

Construction and Building - 1.12%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, L + 4.750%, 12/16/2019(b)	B1	9,565,217	9,569,187

Consumer Goods Durable - 1.64%
AOT Bedding Super Holdings LLC (AKA National Bedding/Serta), Senior Secured First Lien Term B Loan, 5.000%, 10/01/2019	B2	7,000,000	7,022,610
MModal, Inc., Senior Secured First Lien Term B Loan, 6.750%, 08/15/2019	Ba3	4,987,640	4,813,073
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, L + 3.250%, 12/17/2019(b)	Ba3	2,163,462	2,188,644

			14,024,327

Consumer Goods Non Durable - 0.58%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	4,901,836	4,956,222

Containers, Packaging and Glass - 2.73%
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan, 4.500%, 08/06/2017	Ba3	8,181,818	8,260,568
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	12,000,000	12,105,000
Sealed Air Corp., Senior Secured First Lien Term B-1 Facility Loan, 4.000%, 10/03/2018	Ba1	2,927,372	2,974,415

			23,339,983

Energy Elecricity - 1.73%
NXP B.V. (NXP Fundings LLC), Senior Secured Tranche C First Lien Term Loan, 4.750%, 01/10/2020	B2	7,000,000	7,058,345
Star West Generation, Senior Secured First Lien Advance Term B Loan, 6.000%, 05/17/2018	Ba3	7,741,629	7,775,537

			14,833,882

Energy, Oil and Gas - 3.88%
Boomerang Tube LLC, Senior Secured First Lien Term Loan, 11.009%, 10/11/2017	B3	1,975,000	1,950,313
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.000%, 03/16/2018	B1	833,333	839,583
Buffalo Gulf Coast Terminals LLC, Senior Secured First Lien Term Loan, 5.250%, 10/31/2017	Ba1	2,660,000	2,703,225
Plains Exploration & Production Co., Senior Secured First Lien Term B Loan, 4.000%, 11/30/2019	Ba3	4,166,667	4,190,125
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	4,000,000	4,048,340
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	5,754,278	5,815,417
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	762,489	770,590
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	465,733	470,681
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	12,341,772	12,485,801

			33,274,075

Environmental Industries - 1.28%
Advanced Disposal Services, Inc., Senior Secured First Lien Term Loan, 5.250%, 10/09/2019	B2	9,000,000	9,123,750
Progressive Waste Solutions, Ltd., Senior Secured First Lien Term B Loan, 3.500%, 10/24/2019	Ba1	1,818,182	1,834,091

			10,957,841

Annual Report | December 31, 2012	23

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals - 10.50%
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, L + 5.250%, 07/02/2018(b)	B1	$5,144,357	$5,205,446
Aptalis Pharmaceuticals, Inc., Senior Secured First Lien Term B-1 Loan, 5.500%, 02/10/2017	B1	2,987,303	3,007,229
Aptalis Pharmaceuticals, Inc., Senior Secured First Lien Term B-2 Loan, 5.500%, 02/10/2017	B1	3,984,950	4,011,529
Capsugel Holdings U.S., Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 08/01/2018	B1	5,796,263	5,870,542
Carestream Health, Inc., Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	5,978,920	5,967,710
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	5,041,865	5,050,260
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.000%, 12/22/2016	Ba3	4,038,047	4,096,922
Drumm Investors LLC (aka Golden Living), Senior Secured First Lien Term Loan, 5.000%, 05/04/2018	B1	4,981,786	4,687,014
Harvard Drug Group LLC, Senior Secured First Lien Delayed Draw Term Loan, 0.000%, 10/29/2019	B2	897,698	905,926
Harvard Drug Group LLC, Senior Secured First Lien Term Loan, 6.000%, 10/04/2019	B2	5,969,693	6,024,405
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 7.750%, 09/18/2017	B1	4,488,750	4,516,805
IMS Health, Inc., Senior Secured First Lien Term B Loan, 4.500%, 08/28/2017	B1	2,081,410	2,101,340
InVentiv Health, Inc. (f.k.a. Ventiv Health, Inc.), Senior Secured First Lien Term B-3 Loan, 7.750%, 05/15/2018	B1	1,077,264	1,055,718
National Mentor Holdings, Inc., Senior Secured Tranche B-1 First Lien Term Loan, 6.500%, 02/09/2017	Ba3	8,977,157	8,982,768
National Surgical Hospitals, Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	4,000,000	3,910,000
Par Pharmaceutical Co., Inc., Senior Secured First Lien Term Loan, 5.000%, 09/30/2019	B1	6,982,500	6,986,166
RadNet, Inc., Senior Secured Tranche B First Lien Term Loan, 5.503%, 10/10/2018	B2	7,214,477	7,243,804
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	4,987,277	4,712,977
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 02/06/2017	B1	1,994,891	1,984,917
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 6.000%, 04/03/2019	Ba3	2,137,500	2,158,875
Vanguard Health Systems, Inc., Senior Secured First Lien Term Loan, 5.000%, 01/29/2016	Ba2	1,461,846	1,479,512

			89,959,865

High Tech Industries - 12.99%
Aspect Software Corp., Senior Secured First Lien Term B Loan, 7.000%, 05/09/2016	Ba3	5,906,976	5,958,662
Attachmante Corp., Senior Secured Second Lien Term Loan, 11.000%, 11/22/2018	B1	6,000,000	5,919,000
Audio Visual Services Group, Senior Secured First Lien Term Loan, 6.750%, 11/9/2018	B1	9,460,825	9,307,085
Blackboard, Inc., Senior Secured First Lien Term B Loan, 7.500%, 10/04/2018	B1	3,964,650	4,014,208
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	9,975,000	9,997,893
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 6.500%, 10/04/2018	B2	8,827,586	8,888,276
Emdeon, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 11/02/2018	B2	1,994,975	2,017,209
Excelitas Technologies, Inc. (fka IDS Acquisition), Senior Secured First Lien Term B Loan, 5.000%, 11/29/2016	B1	4,952,399	4,983,351
Freescale, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.464%, 12/01/2016	B1	4,000,000	3,924,280
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	9,918,033	9,959,887
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Term Loan, 5.500%, 10/30/2019	B1	8,000,000	8,106,280
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 9.750%, 04/30/2020	B1	3,076,923	3,084,615
Lawson Software, Inc. (kfa SoftBrands, Inc.), Senior Secured First Lien Term B-2 Loan, 5.250%, 04/05/2018	B2	3,990,000	4,033,810
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,488,750	4,533,638
Rocket Software, Inc., Senior Secured First Lien Incremental Term Loan, 5.750%, 02/08/2018	B1	332,500	334,661
Rocket Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	B1	2,549,118	2,565,688
Sirius Computer, Inc. (SCS Holdings I), Senior Secured First Lien Term Loan, L + 5.750%, 12/07/2018(b)	Ba3	5,865,385	5,920,373
Technicolor SA, Senior Secured First Lien Term A2 Facility Loan, 7.000%, 05/26/2016	B3	1,247,269	1,241,924
Technicolor SA, Senior Secured First Lien Term B2 Facility Loan, 8.000%, 05/26/2017	B3	3,339,661	3,325,350
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured First Lien Term Loan, 4.750%, 05/02/2018	B1	1,801,117	1,790,229

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured Second Lien Term Loan, 8.500%, 03/28/2019	B1	$1,288,768	$1,283,401
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/25/2019	Ba3	7,142,857	7,160,714
Wesco Distribution, Senior Secured First Lien Term Loan, 4.500%, 12/04/2019	Ba3	2,857,143	2,877,386

			111,227,920

Hotels, Gaming and Leisure - 1.31%
AMC Entertainment, Inc., Senior Secured First Lien Term B3 Loan, 4.750%, 02/22/2018	B2	997,481	1,008,827
MGM Resorts, Inc., Senior Secured First Lien Term Loan, L + 3.250%, 12/13/2019(b)	B2	5,797,101	5,864,493
OSI Restaurant Partners LLC, Senior Secured First Lien Term Loan, 4.800%, 10/28/2019	B3	4,263,158	4,312,270

			11,185,590

Media Advertising, Printing and Publishing - 1.98%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 7.000%, 12/21/2016	Ba3	1,994,911	2,009,873
Getty Images, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/18/2019	B1	7,000,000	7,018,375
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	1,930,422	1,930,422
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	6,000,000	6,015,000

			16,973,670

Media Broadcasting and Subscription - 1.90%
Cumulus Media Holdings, Inc., Senior Secured First Lien Term Loan, L + 4.500%, 09/17/2018(b)	Caa1	5,000,000	5,027,350
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	2,207,420	2,229,152
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	1,995,000	2,025,753
Nexstar Broadcasting, Inc. (aka MIssion Broadcasting, Inc.), Senior Secured First Lien Mission Term Loan, 0.500%, 12/03/2019	Ba3	907,636	918,982
Nexstar Broadcasting, Inc. (aka Mission Broadcasting, Inc.), Senior Secured First Lien Term B Loan, L + 3.500%, 12/03/2019(b)	Ba3	2,146,909	2,173,745
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.462%, 03/31/2017	B2	4,000,000	3,941,880

			16,316,862

Metals and Mining - 1.06%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.250%, 11/8/2019	Ba2	9,015,865	9,083,484

Retail - 10.65%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 08/03/2018	B2	9,975,000	10,056,047
Bass Pro Group LLC, Senior Secured First Lien New Term Loan, 4.000%, 11/20/2019	B1	8,695,652	8,724,826
BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan, 5.750%, 09/26/2019	B2	6,000,000	6,087,510
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-1 Loan, 5.500%, 02/23/2017	B3	3,000,000	3,030,000
Chinos Acquisition Corp. (fka J Crew Operating), Senior Secured First Lien Term Loan, 4.500%, 03/07/2018	B1	3,989,873	4,011,339
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	8,000,000	8,110,000
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	B2	7,260,870	7,289,622
Leslie’s Poolmart, Inc., Senior Secured Tranche B First Lien Term Loan, 5.250%, 10/16/2019	B2	9,977,000	10,069,287
Neiman Marcus Group, Inc., Senior Secured First Lien Term Loan, 4.750%, 05/16/2018	B2	6,562,500	6,581,925
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 5.750%, 11/15/2019	B3	15,429,688	15,453,681
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	3,989,822	4,024,733
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,937,036	1,789,337
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	3,989,796	3,871,758
Toys “R” Us-Delaware, Inc., Senior Secured First Lien Term B-2 Loan, 5.250%, 05/25/2018	B1	244,817	233,648

Annual Report | December 31, 2012	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Yankee Candle Co., Inc., Senior Secured First Lien Term B Loan, 5.250%, 04/02/2019	Ba2	$1,814,244	$1,836,078

			91,169,791

Services - Business - 2.64%
4L Holdings Corp. (aka Clover Technology), Senior Secured First Lien Term Loan, 6.752%, 05/07/2018	B2	1,864,269	1,857,278
AlixPartners LLP, Senior Secured First Lien Initial Term B2 Loan, 6.500%, 06/28/2019	Ba3	3,989,975	4,046,832
Garda Worldwide Security Corp., Senior Secured First Lien Term Loan, 4.500%, 11/13/2019	B1	3,214,286	3,245,432
Ipreo Holdings LLC, Senior Secured Tranche B-2 First Lien Term Loan, 6.500%, 08/07/2017	B1	997,500	1,003,735
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	4,406,593	4,402,473
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.750%, 06/06/2019	Ba3	8,016,365	8,036,406

			22,592,156

Services - Consumer - 0.52%
Alliance Laundry Systems LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/10/2018	B1	2,988,506	3,018,391
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,385,403	1,402,138

			4,420,529

Telecommunications - 4.19%
Avaya, Inc., Senior Secured First Lien Term B-3 Loan, 4.812%, 10/26/2017	B1	3,984,131	3,525,955
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term B Loan, L + 4.500%, 11/26/2019(b)	B2	5,374,972	5,422,003
Leap Wireless International, Inc. (Cricket Communications), Senior Secured First Lien Term Loan, 4.750%, 10/10/2019	Ba2	8,333,333	8,395,833
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	5,941,176	5,847,425
Wide Open West Finance LLC, Senior Secured First Lien Term Loan, 6.250%, 07/17/2018	B1	3,984,987	4,036,394
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 5.250%, 07/02/2019	B2	8,536,585	8,653,963

			35,881,573

Transportation Cargo - 1.02%
Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan, 4.500%, 06/11/2016	Ba3	8,705,556	8,759,965

Transportation Consumer - 3.21%
Air Medical Group Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.500%, 06/30/2018	B2	2,173,913	2,195,652
Delta Airlines, Inc., Senior Secured First Lien 6 Year Term Loan, 5.250%, 10/18/2018	Ba2	10,000,000	10,107,500
Sabre Holdings Corp., Senior Secured First Lien Incremental Term Loan, 7.207%, 12/29/2017	B1	4,987,500	5,061,290
Travelport, Inc. (aka TDS Investors), Senior Secured First Lien Extended Delayed Draw Term Loan, 5.105%, 08/21/2015	B1	1,050,000	1,013,906
Travelport, Inc. (aka TDS Investors), Senior Secured First Lien Extended Tranche B Dollar Term Loan, 5.105%, 08/21/2015	B1	7,412,539	7,157,733
Travelport, Inc. (aka TDS Investors), Senior Secured Tranche S First Lien Term Loan, 5.061%, 08/21/2015	B1	2,063,770	1,992,828

			27,528,909

Utilities Electric - 1.11%
Calpine Corp., Senior Secured First Lien Term B3 Loan, 4.500%, 10/09/2019	B1	9,429,783	9,530,446

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Wholesale - 0.82%
Patheon, Inc., Senior Secured First Lien Term Loan, L + 6.000%, 01/01/2020(b)	B3	$7,034,483	$7,034,483

TOTAL FLOATING RATE LOAN INTERESTS (Cost $717,953,584)			723,487,579

CORPORATE BONDS - 26.58%
Banking, Finance, and Real Estate - 0.95%
Felcor Lodging Trust, Inc., Senior Unsecured Bond, 5.625%, 03/01/2023(c)	B2	4,000,000	3,990,000
Hub International, Ltd., Senior Unsecured Bond, 8.125%, 10/15/2018(c)	Caa2	4,000,000	4,120,000

			8,110,000

Beverage, Food and Tobacco - 1.01%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	B3	5,000,000	5,237,500
Land O’ Lakes, Inc., Senior Unsecured Bond, 6.000%, 11/15/2022(c)	Ba2	750,000	813,750
U.S. Foods, Inc., Senior Unsecured Bond, 8.500%, 06/30/2019(c)	Caa2	2,500,000	2,562,500

			8,613,750

Chemicals, Plastics and Rubber - 0.37%
Nufarm Australia, Ltd., Senior Unsecured Bond, 6.375%, 10/15/2019(c)	Ba3	3,000,000	3,150,000

Consumer Goods Durable - 1.00%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 8.500%, 05/15/2018	Ba2	4,000,000	4,120,000
5.750%, 10/15/2020(c)	Ba2	4,000,000	4,140,000
Spectrum Brands Escrow Corp. (f/k/a Reyovac), Senior Unsecured Bond, 6.625%, 11/15/2022(c)	B3	250,000	268,750

			8,528,750

Energy Elecricity - 0.85%
Advanced Micro Devices, Inc., Senior Unsecured Bond, 7.500%, 08/15/2022(c)	Ba3	4,000,000	3,310,000
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(c)	Ba3	4,000,000	3,960,000

			7,270,000

Energy, Oil and Gas - 6.04%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(c)	B3	8,000,000	8,280,000
Atlas Pipeline Partners LLC, Senior Unsecured Bond, 6.625%, 10/01/2020(c)	B2	5,000,000	5,200,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022(c)	B3	4,500,000	4,691,250
CVR Refining LLC /Coffeyville Finance, Inc., Senior Unsecured Bond, 6.500%, 11/01/2022(c)	Ba3	5,000,000	5,000,000
Everest Acquisition LLC, Senior Unsecured Bond, Series WI, 7.750%, 09/01/2022	Ba3	2,000,000	2,130,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(c)	B2	4,000,000	4,220,000
Linn Energy LLC, Senior Unsecured Bond, 6.250%, 11/01/2019(c)	B2	4,000,000	4,040,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(c)	B3	2,900,000	2,936,250
Samson Investment Co., Senior Unsecured Bond, 9.750%, 02/15/2020(c)	B3	4,000,000	4,250,000
SandRidge Energy, Inc., Senior Unsecured Bond, 7.500%, 02/15/2023	B2	4,000,000	4,300,000
Sidewinder Drilling, Inc., Senior Unsecured Bond, 9.750%, 11/15/2019(c)	B3	4,250,000	4,292,500
Vanguard Natural Resources LLC, Senior Unsecured Bond, 7.875%, 04/01/2020	Caa1	2,250,000	2,362,500

			51,702,500

Healthcare and Pharmaceuticals - 1.40%
Amsurg Corp., Senior Unsecured Bond, 5.625%, 11/30/2020(c)	Ba3	2,000,000	2,090,000
Aurora Diagnostics LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	B3	2,000,000	1,770,000
Elan Finance PLC, Senior Unsecured Bond, 6.250%, 10/15/2019(c)	Ba3	2,000,000	2,100,000
Kinetic Concepts, Inc., Senior Unsecured Bond, 12.500%, 11/01/2019(c)	Caa1	4,000,000	3,845,000
Valeant Pharmaceuticals, Inc., Senior Unsecured Bond, 6.375%, 10/15/2020(c)	B1	2,000,000	2,155,000

			11,960,000

Annual Report | December 31, 2012	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries - 2.55%
IMS Health, Inc., Senior Unsecured Bond, 6.000%, 11/01/2020(c)	B3	$2,600,000	$2,730,000
MModal, Inc., Senior Unsecured Bond, 10.750%, 08/15/2020(c)	Caa1	1,017,000	930,555
Mood Media Corp., Senior Unsecured Bond, 9.250%, 10/15/2020(c)	B3	6,700,000	7,093,625
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(c)	B1	4,000,000	4,100,000
Technicolor SA, Senior Unsecured Bond, 9.350%, 04/23/2016	B3	544,009	561,689
9.350%, 05/26/2017	B3	1,455,991	1,503,311
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	B2	5,000,000	4,925,000

			21,844,180

Hotels, Gaming and Leisure - 0.93%
Sabre Holdings, Corp., Senior Unsecured Bond, 8.500%, 05/15/2019(c)	B1	4,000,000	4,275,000
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	B3	2,250,000	2,255,625
Viking Cruises, Ltd., Senior Unsecured Bond, 8.500%, 10/15/2022(c)	B3	1,350,000	1,464,750

			7,995,375

Media Diversified and Production - 3.11%
Cablevision Systems Corp., Senior Unsecured Bond, 5.875%, 09/15/2022	B1	2,000,000	2,012,500
CCO Holdings, Inc., Senior Unsecured Bond, 5.125%, 02/15/2023	B1	2,650,000	2,656,625
Cequel Communications LLC, Senior Unsecured Bond, 6.375%, 09/15/2020(c)	B3	8,500,000	8,893,125
LIN Television Corp., Senior Unsecured Bond, 6.375%, 01/15/2021(c)	B3	1,250,000	1,318,750
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 6.375%, 04/01/2023(c)	B3	2,225,000	2,275,063
Quebecor Media, Inc., Senior Unsecured Bond, 5.750%, 01/15/2023(c)	B2	1,500,000	1,588,125
Sinclair Television Group, Inc., Senior Unsecured Bond, 6.125%, 10/01/2022(c)	B2	3,500,000	3,731,875
Univision Communications, Inc., Senior Unsecured Bond, 6.750%, 09/15/2022(c)	B2	4,000,000	4,150,000

			26,626,063

Metals and Mining - 0.61%
Prince Mineral Holding Corp., Senior Unsecured Bond, 11.500%, 12/15/2019(c)	Caa1	1,000,000	1,040,000
Terex Corp., Senior Unsecured Bond, 6.000%, 05/15/2021	B3	4,000,000	4,230,000

			5,270,000

Retail - 0.92%
Petco Holdings, Inc., Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	Caa1	2,300,000	2,374,750
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	Caa1	4,000,000	4,020,000
Wolverine World Wide, Inc., Senior Unsecured Bond, 6.125%, 10/15/2020(c)	B2	1,400,000	1,477,000

			7,871,750

Services - Business - 1.91%
FTI Consulting, Inc., Senior Unsecured Bond, 6.000%, 11/15/2022(c)	Ba2	1,800,000	1,872,000
Hertz Corp., Senior Unsecured Bond, 5.875%, 10/15/2020(c)	B2	1,000,000	1,050,000
6.250%, 10/15/2022(c)	B2	1,000,000	1,070,000
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(c)	Caa1	5,908,000	6,144,320
NES Rentals Holdings, Inc., Senior Unsecured Bond, 12.250%, 04/15/2015(c)	Caa2	5,000,000	5,187,500
Southern Graphics, Inc., Senior Unsecured Bond, 8.375%, 10/15/2020(c)	Caa1	1,000,000	1,010,000

			16,333,820

Telecommunications - 3.08%
Avaya, Inc., Senior Unsecured Bond, 7.000%, 04/01/2019(c)	B1	4,000,000	3,760,000
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.750%, 03/15/2018	B3	4,643,000	4,817,112
Crown Castle International Operating Co., Senior Unsecured Bond, 5.250%, 01/15/2023(c)	B1	5,000,000	5,368,750
Frontier Communications Corp., Senior Unsecured Bond, 7.125%, 01/15/2023	Ba2	4,000,000	4,255,000
Sorenson Communications, Inc., Senior Unsecured Bond, 10.500%, 02/01/2015(c)	B1	4,000,000	3,320,000

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2012

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Sprint Nextel Corp., Senior Unsecured Bond, 6.000%, 11/15/2022	B3	$4,750,000	$4,904,375

			26,425,237

Transportation Cargo - 0.86%
Gulfmark Offshore, Inc., Senior Unsecured Bond, 6.375%, 03/15/2022(c)	B1	1,900,000	1,966,500
Kenan Advantage Group, Inc., Senior Unsecured Bond, 8.375%, 12/15/2018(c)	B3	5,250,000	5,381,250

			7,347,750

Utilities Electric - 0.50%
NRG Energy, Inc., Senior Unsecured Bond, 6.625%, 03/15/2023(c)	B1	4,000,000	4,300,000

Wholesale - 0.49%
VWR Funding, Inc. Senior Unsecured Bond, 7.250%, 09/15/2017(c)	Caa1	4,000,000	4,220,000

TOTAL CORPORATE BONDS (Cost $223,264,437)			227,569,175

Total Investments - 111.06% (Cost $941,218,021)			951,056,754

Assets in Excess of Other Liabilities - 3.54%			30,319,666

Leverage Facility - (14.60)%			(125,000,000)

Net Assets - 100.00%			$856,376,420

Amounts above are shown as a percentage of net assets as of December 31, 2012.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. However, delayed settlement compensation is earned beyond the standard seven-day settlement period and received once the loan settles.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $182,708,563, which represents approximately 21.34% of net assets as of December 31, 2012.

(d)	Option to convert to pay-in-kind security.

See Notes to Financial Statements.

Annual Report | December 31, 2012	29

Blackstone / GSO Funds	Statements of Assets and Liabilities
December 31, 2012

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $415,768,544, $274,102,136 and $941,218,021, respectively) (including securities on loan)(a)	$417,969,290	$275,251,567	$951,056,754
Cash	34,451,610	5,638,730	140,095,040
Unrealized appreciation on total return swap contracts	0	175,110	0
Receivable for investment securities sold	11,189,473	6,473,209	7,928,997
Interest receivable	2,395,044	3,257,946	6,039,522
Receivable for dividend reinvest	30,336	8,477	67,154
Deferred financing costs (Note 9)	1,970,308	0	0
Deposit held with broker for swap contracts	0	10,801,117	0
Prepaid expenses and other assets	126,171	58,192	34,415
Total Assets	468,132,232	301,664,348	1,105,221,882

LIABILITIES:
Payable for investment securities purchased	26,277,260	7,126,729	122,723,864
Loan Payable (Note 9)	0	0	125,000,000
Interest payable on loan outstanding (Note 9)	0	0	49,855
Senior secured notes (Note 9)	96,000,000	0	0
Interest due on senior secured notes (Note 9)	158,763	0	0
Collateral for securities on loan (Note 8)	0	52,405,671	0
Unrealized depreciation on total return swap contracts	0	391,877	0
Swap contracts interest payable	0	165,299	0
Distributions payable to common shareholders	3,190,408	0	0
Accrued offering costs	0	0	10,804
Accrued investment advisory fee payable	372,924	244,781	741,819
Accrued trustees’ fees payable	17,707	18,344	18,102
Other payables and accrued expenses	546,611	333,508	301,018
Total Liabilities	126,563,673	60,686,209	248,845,462
	341,568,559	240,978,139	856,376,420

TERM PREFERRED SHARES: (NOTE 9)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,109,248	N/A	N/A
Total Term Preferred Shares	48,109,248	N/A	N/A
Net Assets Applicable to Common Shareholders	$293,459,311	$240,978,139	$856,376,420

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$289,574,186	$238,979,761	$846,537,687
Undistributed net investment income	376,613	1,249,748	0
Accumulated net realized gain/(loss) on investment securities and swap contracts	1,307,766	(184,034)	0
Net unrealized appreciation on investment securities and swap contracts	2,200,746	932,664	9,838,733
Net Assets Applicable to Common Shareholders	$293,459,311	$240,978,139	$856,376,420

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,193,991	12,700,248	44,616,577
Net asset value per common share	$19.31	$18.97	$19.19

(a) Securities on loan with values of $0, $51,270,106 and $0, respectively. See Note 8.

See Notes to Financial Statements.
30	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations
For the Year Ended December 31, 2012

Senior Floating Rate Term Fund		Long-Short Credit Income Fund	Strategic Credit Fund(a)
INVESTMENT INCOME:
Interest	$27,631,209	$19,043,236	$7,996,398
Facility and other fees	1,213,579	810,005	925,612
Total Investment Income	28,844,788	19,853,241	8,922,010

EXPENSES:
Investment advisory fee	4,377,100	2,851,748	2,183,804
Fund accounting and administration fees	656,565	427,762	327,571
Insurance expense	212,608	176,318	31,911
Legal and audit fees	106,419	135,193	135,953
Custodian fees	149,894	275,390	73,582
Trustees’ fees and expenses	75,131	75,030	34,234
Printing expense	25,041	30,236	8,800
Transfer agent fees	18,342	18,806	7,036
Securities lending agent fees	0	198,240	0
Interest on loan	0	0	49,855
Interest on senior secured notes	1,958,462	0	0
Amortization of deferred financing costs (Note 9)	447,629	0	0
Other expenses	139,506	127,382	20,224
Total Expenses	8,166,697	4,316,105	2,872,970
Net Investment Income	20,678,091	15,537,136	6,049,040

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	2,485,033	1,928,677	537,477
Total return swap contracts	0	1,373,694	0
Credit default swap contracts	0	(95,069)	0
Change in unrealized appreciation/(depreciation) on:
Investment securities	7,353,951	7,802,751	9,838,733
Total return swap contracts	0	1,054,258	0
Credit default swap contracts	0	(2,475)	0
Net Realized and Unrealized Gain on Investments	9,838,984	12,061,836	10,376,210

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(1,232,331)	N/A	N/A
From net realized gains	(88,500)	N/A	N/A
Total Distributions to Preferred Shareholders	(1,320,831)	N/A	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$29,196,244	$27,598,972	$16,425,250

(a) For the period September 26, 2012 (Commencement of Operations) to December 31, 2012.

See Notes to Financial Statements.
Annual Report | December 31, 2012	31

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
FROM OPERATIONS:
Net investment income	$20,678,091	$20,298,606	$15,537,136	$10,818,217	$6,049,040
Net realized gain/(loss) on investment securities and swap contracts	2,485,033	1,933,955	3,207,302	(1,385,835)	537,477
Change in unrealized appreciation/(depreciation) on investment securities and swap contracts	7,353,951	(12,482,505)	8,854,534	(7,921,870)	9,838,733
Distributions to preferred shareholders:
From net investment income	(1,232,331)	(1,248,425)	0	0	0
From net realized gains	(88,500)	0	0	0	0
Net Increase in Net Assets Attributable to Common Shares from Operations	29,196,244	8,501,631	27,598,972	1,510,512	16,425,250

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(18,668,963)	(18,694,124)	(16,455,664)	(10,675,720)	(6,049,040)
From net realized gains	(2,892,755)	(2,220,146)	0	0	(537,477)
From tax return of capital	0	0	0	(2,993,822)	(3,852,602)
Net Decrease in Net Assets from Distributions to Common Shareholders	(21,561,718)	(20,914,270)	(16,455,664)	(13,669,542)	(10,439,119)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $0, $0, $0, $505,208 and $1,784,200, respectively)	0	0	0	240,731,612	850,171,300
Net asset value of common shares issued to stockholders from reinvestment of dividends	526,575	505,215	102,663	1,059,586	118,989
Net Increase from Capital Share Transactions	526,575	505,215	102,663	241,791,198	850,290,289
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	8,161,101	(11,907,424)	11,245,971	229,632,168	856,276,420

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	285,298,210	297,205,634	229,732,168	100,000	100,000
End of period(a)	$293,459,311	$285,298,210	$240,978,139	$229,732,168	$856,376,420

(a) Including undistributed net investment income of:	$376,613	$356,057	$1,249,748	$815,948	$0

See Notes to Financial Statements.
32	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows
For the Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund(a)
Net increase in net assets from operations	$30,517,075	$27,598,972	$16,425,250
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used) in operating activities:
Purchases of long-term investment securities	(298,845,896)	(222,085,028)	(887,778,143)
Proceeds from disposition of long-term investment securities	311,504,590	203,162,364	61,944,942
Net payments on swap contracts	0	1,278,625	0
Premium amortization	1,014,030	1,341,132	107,402
Discount accretion	(2,273,041)	(1,785,704)	(159,878)
Net realized (gain)/loss on:
Investment securities	(2,485,033)	(1,928,677)	(537,477)
Total return swap contracts	0	(1,373,694)	0
Credit default swap contracts	0	95,069	0
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(7,353,951)	(7,802,751)	(9,838,733)
Total return swap contracts	0	(1,054,258)	0
Credit default swap contracts	0	2,475	0
Decrease in swap premiums paid	0	324,225	0
Increase in interest receivable	(353,309)	(291,969)	(6,039,522)
Decrease in amortization of deferred financing costs	447,629	0	0
Decrease in deposit held with broker for swap contracts	0	148,883	0
(Increase)/Decrease in prepaid expenses and other assets	(33,195)	24,208	(34,415)
Decrease in swap payments received	0	(326,700)	0
Increase in interest on loan payable	0	0	49,855
Increase/(Decrease) in interest due on senior secured notes	(18,138)	0	0
Increase in swap contracts interest payable	0	109,880	0
Increase in accrued offering costs	0	0	10,804
Increase in accrued investment advisory fee payable	7,356	12,284	741,819
Increase/(Decrease) in accrued trustee fees payable	(12,183)	(5,546)	18,102
Increase/(Decrease) in other payables and accrued expenses	(86,678)	127,495	301,018
Net cash provided by/(used) in operating activities	32,029,256	(2,428,715)	(824,788,976)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	0	0	125,000,000
Proceeds from securities on loan	0	19,651,597	0
Proceeds from sale of shares	0	0	851,955,500
Offering costs paid for sale of shares	0	0	(1,784,200)
Distributions paid - common shareholders-net	(20,400,127)	(16,361,478)	(10,387,284)
Distributions paid - term preferred shares-net	(1,329,900)	0	0
Net cash provided by/(used) in financing activities	(21,730,027)	3,290,119	964,784,016

Net increase in cash	10,299,229	861,404	139,995,040
Cash, beginning of period	24,152,381	4,777,326	100,000
Cash, end of period	$34,451,610	$5,638,730	$140,095,040

Supplemental disclosure of cash flow information:
Cash paid for interest on senior secured notes	$1,976,600	$0	$0
Cash paid for interest on securities lending	$0	$198,240	$0

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$526,575	$102,663	$118,989

(a)	For the period September 26, 2012 (Commencement of Operations) to December 31, 2012.

See Notes to Financial Statements.
Annual Report | December 31, 2012	33

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.81	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.36	1.34	0.62
Net realized and unrealized gain/(loss) on investments	0.65	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.08)	(0.08)	(0.03)
From net realized gains	(0.01)	0	0
Total Income from Investment Operations	1.92	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.23)	(1.23)	(0.66)
From net realized gains	(0.19)	(0.15)	–
Total Distributions to Common Shareholders	(1.42)	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	(0.04)
Total Capital Share Transactions	–	–	(0.04)

Net asset value per common share - end of period	$19.31	$18.81	$19.63

Market price per common share - end of period	$20.33	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	10.51%	3.05%	6.37%
Total Investment Return - Market Price(b)	19.20%	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$293,459	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.78%	2.79%	2.41%	(d)
Ratio of net investment income to average net assets attributable to common shares(c)	7.04%	6.91%	5.37%	(d)
Ratio of expenses to average managed assets(c)(e)	1.87%	1.87%	1.83%	(d)
Portfolio turnover rate	73%	94%	55%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,109	$48,118	$48,109
Total shares outstanding (000s)	48	48	48
Asset coverage per share(f)	$7,116	$6,946	$7,194
Liquidation preference per share	$1,000	$1,000	$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$96,000	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000	$96,000	$61,527
Asset coverage, end of period per $1,000	$4,057	$3,972	$4,096

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.10	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.22	0.86
Net realized and unrealized gain/(loss) on investments	0.95	(0.74)
Total Income from Investment Operations	2.17	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.30)	(0.84)
From tax return of capital	–	(0.24)
Total Distributions to Common Shareholders	(1.30)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	(0.04)
Total Capital Share Transactions	–	(0.04)

Net asset value per common share - end of period	$18.97	$18.10

Market price per common share - end of period	$18.75	$17.06

Total Investment Return - Net Asset Value(b)	12.45%	0.56%
Total Investment Return - Market Price(b)	17.92%	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$240,978	$229,732
Ratio of expenses to average net assets attributable to common shares	1.82%	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.54%	5.00%	(c)
Portfolio turnover rate	77%	104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2012	35

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Period Indicated

	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized gain on investments	0.22
Total Income from Investment Operations	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.13)
From net realized gains	(0.01)
From tax return of capital	(0.09)
Total Distributions to Common Shareholders	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	(0.04)
Total Capital Share Transactions	(0.04)

Net asset value per common share - end of period	$19.19

Market price per common share - end of period	$18.55

Total Investment Return - Net Asset Value(b)	1.73%
Total Investment Return - Market Price(b)	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$856,376
Ratio of expenses to average net assets attributable to common shares	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.32%	(c)
Portfolio turnover rate	11%

BORROWINGS:
Aggregate principal amount, end of period (000s)	$125,000
Average borrowings outstanding during the period (since first borrowing was made on December 27, 2012) (000s)	$125,000
Asset coverage, end of period per $1,000	$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of Loan payable.

See Notes to Financial Statements.
36	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a non-diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a non-diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a newly organized non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

The Funds are classified as “non-diversified” under the 1940 Act. As a result, each fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

Annual Report | December 31, 2012	37

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: The Funds’ net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Funds calculate NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of each Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Funds.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Credit default swaps are marked to market daily using quotations from pricing services, which are derived using daily swap curves and models that incorporate a number of factors such as the value of the underlying index. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by management under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

38	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

The following table summarizes the valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2012:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$12,716,546	$2,525,285	$15,241,831
Beverage, Food and Tobacco	–	2,427,523	2,182,862	4,610,385
Capital Equipment	–	1,828,123	3,732,857	5,560,980
Chemicals, Plastics and Rubber	–	14,296,341	2,541,107	16,837,448
Consumer Goods Durable	–	6,070,370	4,848,232	10,918,602
Consumer Goods Non Durable	–	9,442,218	6,768,563	16,210,781
Healthcare and Pharmaceuticals	–	38,352,750	9,723,914	48,076,664
High Tech Industries	–	36,147,669	12,088,596	48,236,265
Hotels, Gaming and Leisure	–	7,455,353	1,934,522	9,389,875
Media Advertising, Printing and Publishing	–	9,373,281	2,698,763	12,072,044
Media Diversified and Production	–	–	1,014,890	1,014,890
Metals and Mining	–	–	3,865,312	3,865,312
Retail	–	33,916,838	6,151,740	40,068,578
Services - Business	–	37,333,061	3,491,250	40,824,311
Transportation Cargo	–	3,221,798	749,526	3,971,324
Wholesale	–	–	1,172,414	1,172,414
Other	–	118,006,698	–	118,006,698
Corporate Bonds	–	21,890,888	–	21,890,888
Total	$–	$352,479,457	$65,489,833	$417,969,290

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of December 31, 2011	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales proceeds	Transfer into Level 3***	Balance as of December 31, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at December 31, 2012
Floating Rate Loan Interests	$15,324,615	$64,417	$128,286	$(1,052,338)	$25,152,729	$(11,799,762)	$37,671,886	$65,489,833	$(162,821)
Total	$15,324,615	$64,417	$128,286	$(1,052,338)	$25,152,729	$(11,799,762)	$37,671,886	$65,489,833	$(162,821)

Information about Level 3 fair value measurements as of December 31, 2012:

	Fair Value at 12-31-12	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$65,489,833	Third-party vendor pricing service	Vendor quotes

Annual Report | December 31, 2012	39

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$3,429,029	$1,610,737	$5,039,766
Capital Equipment	–	–	3,732,857	3,732,857
Chemicals, Plastics and Rubber	–	2,902,063	2,531,319	5,433,382
Consumer Goods Durable	–	3,063,041	6,798,232	9,861,273
Consumer Goods Non Durable	–	8,162,672	3,440,954	11,603,626
Healthcare and Pharmaceuticals	–	12,522,742	5,390,852	17,913,594
High Tech Industries	–	14,497,380	8,422,991	22,920,371
Hotels, Gaming and Leisure	–	2,201,294	1,367,895	3,569,189
Media Advertising, Printing and Publishing	–	3,755,170	1,454,100	5,209,270
Metals and Mining	–	–	2,319,187	2,319,187
Retail	–	17,612,992	4,199,516	21,812,508
Services - Consumer	–	2,061,812	1,147,280	3,209,092
Wholesale	–	1,530,101	1,172,414	2,702,515
Other	–	76,831,949	–	76,831,949
Corporate Bonds	–	83,092,988	–	83,092,988
Total	$–	$231,663,233	$43,588,334	$275,251,567

Other Financial Instruments**
Assets
Total Return Swap Contracts	$–	$175,110	$–	$175,110
Liabilities
Total Return Swap Contracts	–	(391,877)	–	(391,877)
Total	$–	$(216,767)	$–	$(216,767)

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of December 31, 2011	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales proceeds	Transfer into Level 3***	Balance as of December 31, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at December 31, 2012
Floating Rate Loan Interests	$15,029,595	$12,438	$–	$(1,380,659)	$17,180,615	$(8,647,145)	$21,393,490	$43,588,334	$(1,189,007)
Total	$15,029,595	$12,438	$–	$(1,380,659)	$17,180,615	$(8,647,145)	$21,393,490	$43,588,334	$(1,189,007)

Information about Level 3 fair value measurements as of December 31, 2012:

	Fair Value at 12-31-12	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$43,588,334	Third-party vendor pricing service	Vendor quotes

40	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$26,466,335	$16,101,764	$42,568,099
Capital Equipment	–	7,480,662	4,472,250	11,952,912
Chemicals, Plastics and Rubber	–	10,827,886	11,011,465	21,839,351
Energy, Oil and Gas	–	27,780,954	5,493,121	33,274,075
Healthcare and Pharmaceuticals	–	78,296,253	11,663,612	89,959,865
High Tech Industries	–	95,752,269	15,475,651	111,227,920
Media Advertising, Printing and Publishing	–	15,043,248	1,930,422	16,973,670
Media Broadcasting and Subscription	–	13,224,135	3,092,727	16,316,862
Metals and Mining	–	–	9,083,484	9,083,484
Retail	–	87,145,058	4,024,733	91,169,791
Services - Business	–	21,588,421	1,003,735	22,592,156
Transportation Cargo	–	–	8,759,965	8,759,965
Transportation Consumer	–	25,333,257	2,195,652	27,528,909
Wholesale	–	–	7,034,483	7,034,483
Other	–	213,206,037	–	213,206,037
Corporate Bonds	–	227,569,175	–	227,569,175
Total	$–	$849,713,690	$101,343,064	$951,056,754

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 26, 2012	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales proceeds	Transfer into Level 3***	Balance as of December 31, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at December 31, 2012
Floating Rate Loan Interests	$–	$12,670	$–	$1,016,538	$103,020,566	$(2,706,710)	$–	$101,343,064	$1,016,538
Total	$–	$12,670	$–	$1,016,538	$103,020,566	$(2,706,710)	$–	$101,343,064	$1,016,538

Information about Level 3 fair value measurements as of December 31, 2012:

	Fair Value at 12-31-12	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$101,343,064	Third-party vendor pricing service	Vendor quotes

There were no transfers between Level 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

*** Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity and information for these securities.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Annual Report | December 31, 2012	41

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under Facility and other fees.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, for BGX it is anticipated that an excise tax liability for 2012 of approximately $35,450 will be paid in 2013. No federal income or excise tax provision is required for BSL or BGB.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

Management has concluded that the Funds have not taken any uncertain tax positions that require adjustment to the financial statements. The statute of limitations on BSL’s federal and state tax filings remains open for the fiscal years ended December 31, 2012 and December 31, 2011, and the fiscal period ended December 31, 2010. The statute of limitations on BGX’s federal and state tax filings remains open for the fiscal year ended December 31, 2012 and the fiscal period ended December 31, 2011. The statute of limitations on BGB’s federal and state tax filings remains open for the fiscal period ended December 31, 2012. The Funds will file income tax returns in the U.S. federal jurisdiction and New York.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BGB Managed Assets”).

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per joint meeting of the Board of Trustees. The Chairman of the Audit Committee and Chairman of the Nominating Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of each Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s and BGB’s custodian and JP Morgan Chase Bank, National Association serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

42	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2012, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$306,114,170	$314,030,388
Blackstone / GSO Long-Short Credit Income Fund	210,355,228	204,803,923
Blackstone / GSO Strategic Credit Fund(a)	1,010,502,007	69,873,939

(a)	For the period September 26, 2012 (Commencement of Operations) to December 31, 2012.

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Common shares outstanding - beginning of year	15,166,193	15,139,833
Common shares issued as reinvestment of dividends	27,798	26,360
Common shares outstanding - end of period	15,193,991	15,166,193

Blackstone / GSO Long-Short Credit Income Fund
	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
Common shares outstanding - beginning of year	12,694,664	5,236
Common shares issued in connection with initial public offering	–	12,630,200
Common shares issued as reinvestment of dividends	5,584	59,228
Common shares outstanding - end of year	12,700,248	12,694,664

Blackstone / GSO Strategic Credit Fund

For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
Common shares outstanding - beginning of year	5,236
Common shares issued in connection with initial public offering	44,605,000
Common shares issued as reinvestment of dividends	6,341
Common shares outstanding - end of year	44,616,577

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2012, 85.95% of BSL’s Managed Assets were held in Senior Loans, 70.42% of BGX’s Managed Assets were held in Secured Loans, and 96.91% of BGB’s Managed Assets were held in corporate fixed income instruments and Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining

Annual Report | December 31, 2012	43

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of either Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At December 31 2012, BSL, BGX and BGB had invested $20,006,430, $9,021,453 and $23,671,765, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the a typical situation when BSL, BGX or BGB must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 7. TOTAL RETURN AND CREDIT DEFAULT SWAPS

BGX has entered into total return swaps as of December 31, 2012 in an aggregate notional amount equal to $23,450,601. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 9 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX entered into credit default swaps during the year ended December 31, 2012. When used for hedging purposes, BGX would be the buyer of a credit default swap contract. In that case, BGX would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced obligation. In return, BGX would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, BGX would have spent the stream of payments and received no benefit from the contract. When BGX is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced obligation. As the seller, BGX would effectively add leverage to its portfolio because, in addition to its total assets, BGX would be subject to investment exposure on the notional amount of the swap.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2012 is as follows:

Blackstone / GSO Long-Short Credit Income Fund

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Contracts (Total Return Swap Contracts)	Unrealized appreciation/ (depreciation)on total return swap contracts	$175,110	$(391,877)
Total		$175,110	$(391,877)

Blackstone /GSO Long-Short Credit Income Fund

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/(Depreciation)
Credit Contracts (Credit Default Swap Contracts)	Net realized gain/(loss) on: Credit default swap contracts/change in unrealized appreciation/ (depreciation) on:Credit default swap contracts	$(95,069)	$(2,475)

Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on: Total return swap contracts/change in unrealized appreciation/ (depreciation) on: Total return swap contracts	1,373,694	1,054,258
Total		$1,278,625	$1,051,783

NOTE 8. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Annual Report | December 31, 2012	45

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of December 31, 2012, BGX had securities on loan valued at $51,270,106 and received cash collateral with a value of $52,405,671, representing 21.28% and 21.75% of net assets, respectively.

NOTE 9. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption, a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of December 31, 2012 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the year ended December 31, 2012 is shown on BSL’s Statement of Operations under amortization of deferred financing costs.

The average cost of the $144 million aggregate senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. BSL pays quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. Due to the short term nature of the floating rate payments on the senior secured notes and term preferred shares, face value approximates fair value at December 31, 2012. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

BSL may prepay the Notes or Preferred Shares in whole or in part at any time on or after the second anniversary of the Issuance Date at an optional prepayment price. The redemption price per share of the Term Preferred Shares and Notes, respectively is at a premium to the issuance price. The redemption price is equal to 102% of the issuance price from the second anniversary date of the Issuance Date to but excluding the third anniversary date of the Issuance Date, and 101% of the issuance price from the third anniversary date of the Issuance Date to but excluding the fourth anniversary date of the Issuance Date and on or after the fourth anniversary date of the Issuance Date, 100% plus, in each case, an amount equal to accrued, accumulated and unpaid dividends thereon, to, but not including, the applicable Redemption Date.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon Trust Company. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of December 31, 2012, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

On December 21, 2012, BGB entered into a Credit Agreement (“Agreement”) with a bank to borrow up to a limit of $425 million pursuant to a 364 day revolving line of credit. Borrowings under the Agreement are secured by the assets of BGB. Interest is charged at a rate of 0.875% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six(6) or nine (9) months thereafter, as BGB may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGB must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

At December 31, 2012, BGB had borrowings outstanding under the Agreement of $125 million at an interest rate of 1.08%. Due to the short term nature of the Agreement, face value approximates fair value at December 31, 2012. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended December 31, 2012 (beginning on December 27, 2012, the date the first borrowing was made), the average borrowings under the Agreement and the average interest rate were $125,000,000, and 1.08%, respectively.

Under the Agreement, BGB has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by BGB’s custodian, The Bank of New York Mellon. As of December 31, 2012, BGB was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s and BGB’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL and BGB are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s or BGB’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL or BGB did not utilize leverage. During periods when BSL or BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL or BGB did not use leverage because the fees paid are calculated on the basis of BSL’s or BGB’s Managed Assets, which include the assets purchased through leverage.

BGX currently employs leverage through securities lending arrangements (see Note 8 – Securities Lending) and swap arrangements (see Note 7 – Total Return and Credit Default Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. Although certain forms of effective leverage used by BGX, such as leverage incurred in securities lending, total return and credit default swap arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for BGX’s leverage limits. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of December 31, 2012, BGX’s effective leverage represented 24.80% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Funds’ return will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged position if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged position will outweigh the current reduced return.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2012, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss)
Blackstone / GSO Senior Floating Rate Term Fund	$ (23,764)	$ (756,241)	$ 780,005
Blackstone / GSO Long-Short Credit Income Fund	(20,278)	1,352,328	(1,332,050)
Blackstone / GSO Strategic Credit Fund	0	0	0

Annual Report | December 31, 2012	47

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2012

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2012, and December 31, 2011, were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	2012	2011
Distributions paid from:
Ordinary income	$21,274,807	$22,162,695
Long-term capital gain	1,607,742	0
Total	$22,882,549	$22,162,695

Blackstone / GSO Long-Short Credit Income Fund	2012	2011
Distributions paid from:
Ordinary income	$16,455,664	$10,675,720
Tax return of capital	0	2,993,822
Total	$16,455,664	$13,669,542

Blackstone / GSO Strategic Credit Fund	2012

Distributions paid from:
Ordinary income	$6,586,517
Tax return of capital	3,852,602

Total	$10,439,119

At December 31, 2012, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$0	$0
Blackstone / GSO Long-Short Credit Income Fund	148,416	3,047
Blackstone / GSO Strategic Credit Fund	0	0

Additionally, the Blackstone /GSO Long-Short Credit Income Fund elects to defer to the period ending December 31, 2013, capital losses recognized during the period November 1, 2011 through December 31, 2012 in the amount of $32,571.

At December 31, 2012, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long-Short Credit Income Fund	Blackstone /GSO Strategic Credit Fund
Undistributed ordinary income	$1,132,402	$1,033,002	$0
Accumulated capital gains/(loss)	175,364	(184,034)	0
Unrealized appreciation	2,686,607	932,664	9,838,733
Other Cumulative Effect of Timing Differences	(109,248)	216,746	0
Total	$3,885,125	$1,998,378	$9,838,733

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2012, were as follows:

	Blackstone /GSO Senior Floating Rate Term Fund	Blackstone /GSO Long-Short Credit Income Fund	Blackstone /GSO Strategic Credit Fund
Gross appreciation on investments (excess of value over tax cost)	$7,305,134	$7,336,538	$12,273,975
Gross depreciation (excess of value over tax cost)	(4,618,527)	(6,187,107)	(2,435,242)
Net appreciation (depreciation) of foreign currency and derivatives	0	(216,767)	0
Net unrealized appreciation (depreciation)	2,686,607	932,664	9,838,733

Cost of investments for income tax purposes	$415,282,683	$274,102,136	$941,218,021

48	www.blackstone-gso.com

Blackstone /GSO Funds	Notes to Financial Statements
December 31, 2012

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

NOTE 12. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On February 28, 2013, BSL paid regularly scheduled distributions in the amount of $0.11 per share to shareholders of record as of February 15, 2013.

Shareholder Distributions for BGX: On January 31, 2013 and February 28, 2013, BGX paid regularly scheduled distributions in the amount of $0.108 per share to shareholders of record as of January 18, 2013 and February 15, 2013, respectively.

Shareholder Distributions for BGB: On January 31, 2013 and February 28, 2013, BGB paid regularly scheduled distributions in the amount of $0.117 per share to shareholders of record as of January 18, 2013 and February 15, 2013, respectively.

BGB Leverage: On January 22, 2013 and February 22, 2013, BGB borrowed an additional $100,000,000 and $125,000,000, respectively, under the existing Agreement, increasing leverage to a total of $350,000,000.

Annual Report | December 31, 2012	49

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone /GSO Senior Floating Rate Term Fund, Blackstone /GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blackstone / GSO Senior Floating Rate Term Fund, as of December 31, 2012, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended December 31, 2012 and the period May 26, 2010 (commencement of operations) to December 31, 2010. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blackstone /GSO Long-Short Credit Income Fund, as of December 31, 2012, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2012 and for the period January 27, 2011 (commencement of operations) to December 31, 2011. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blackstone /GSO Strategic Credit Fund (collectively with Blackstone / GSO Senior Floating Rate Term Fund and Blackstone /GSO Long-Short Credit Income Fund, the “Funds”), as of December 31, 2012, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period September 26, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund as of December 31, 2012, the results of their operations and their cash flows, the changes in their net assets, and the financial highlights, for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2013

50	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
December 31, 2012 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2012	51

Blackstone / GSO Funds	Additional Information
December 31, 2012 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to this and each other annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the year ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the year ended December 31, 2012 was $1,607,742. For the year ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2012 was $0. For the fiscal period ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2012, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2012 was $0. For the fiscal period ended December 31, 2012, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

52	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
December 31, 2012 (Unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of BGB held on May 15, 2012, the Board received a proposal to launch a non-diversified, closed-end management investment company registered under the 1940 Act. As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of BGB’s investment advisory agreement (the “Agreement”) pursuant to which the Adviser provides BGB with investment advisory services. The Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of BGB were assisted in their review by BGB’s counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Organization Meeting, the Independent Trustees received a memorandum from counsel to BGB describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser they deemed reasonably necessary for their review of the Agreement.

Board Approval of the Agreement

In its deliberations regarding approval of the Agreement, the Board of BGB, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services to be provided to the Fund under the Agreement

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to BGB and its shareholders by the Adviser under the Agreement. The Independent Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other closed-end funds in the same complex with respect to the services provided by the Adviser and its affiliates. The Board noted that BGB is newly organized and has no operating history. The Board reviewed information received from the Adviser and BGB’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment programs of BGB and Adviser with the CCO.

As a newly organized fund, BGB had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Agreement. The Board reviewed the investment objectives and policies of BGB with the Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of BGB and the portfolio management team of the Adviser that would be primarily responsible for the day-to-day portfolio management of BGB. The Board members discussed with representatives of the Adviser the Adviser’s experience and capabilities in the management of funds and investment vehicles comparable to BGB and also discussed the Adviser’s compliance capabilities. The Board considered the financial resources available to be employed by the Adviser and its affiliate, The Blackstone Group L.P., for the benefit of BGB.

The Board also considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of services provided to BGB by others.

The Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Adviser under the Agreement.

Management Fees

The Board reviewed and considered the contractual investment advisory fee (the “Contractual Advisory Fee”) payable by BGB to the Adviser under the Agreement in light of the nature, extent and high quality of the management and services expected to be provided by the Adviser to BGB. The Board also considered the complexity of the proposed investment program for BGB. The Contractual Advisory Fee is an annual fee, payable monthly, in an amount equal to 1.00% of BGB’s average daily value of BGB’s Managed Assets. The Board noted that the Adviser will provide BGB, or cause BGB to be provided with, regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Adviser will coordinate and oversee the provision of services to BGB by other fund service providers.

The Board received and considered information comparing the Contractual Advisory Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Adviser that the fees and expenses of BGB are in line with those of comparable funds and investment vehicles. The Board noted that during periods when BGB is using leverage through borrowings or the issuance of preferred stock, the fees paid to the Adviser for advisory services will be higher than if BGB did not use leverage because the fees paid will be calculated on the basis of BGB’s managed assets, which includes the principal amount of the borrowings and any assets attributable to the issuance of preferred stock. The Adviser discussed the expected expense ratio of BGB and the costs of organization. The Adviser also discussed with the Board BGB’s proposed underwriting arrangements. Underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Adviser to pay (i) all of BGB’s organizational expenses and (ii) BGB’s offering expenses (other than sales load) in excess of $0.04 per share.

Profitability

Because BGB was newly organized, the Board noted that the Adviser had no historical profitability information available for the Board to consider at the time of the Organization Meeting. The Board was provided with pro forma information regarding the projected profitability to the Adviser of its services to BGB. The pro forma information indicated that the Adviser’s relationship with BGB would not be profitable to the Adviser during the first year of its operations. The Board noted that the profitability information was pro forma in nature, and therefore speculative, and did not give the information significant weight. Under the circumstances, profitability was not a significant factor in the Board’s evaluation of the Agreement.

Annual Report | December 31, 2012	53

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
December 31, 2012 (Unaudited)

Economies of Scale

The Adviser stated that if BGB’s assets increase over time, BGB and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that because BGB is a closed-end fund with no current plans to seek additional assets beyond the possible borrowings under a credit facility and maintaining its dividend reinvestment plan, any other significant growth in its assets will generally occur through appreciation in the value of BGB’s investment portfolio, rather than sales of beneficial shares of BGB. The Board concluded the Contractual Advisory Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at that time.

Taking all of the above into consideration, the Board determined that the Contractual Advisory Fee was reasonable in light of the information presented and the nature, extent and high quality of the services expected to be provided by the Adviser under the Agreement.

Other Benefits to the Adviser

The Board considered other benefits expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with BGB. In light of the expected costs of providing investment management and other services to BGB and the Adviser’s commitment to BGB, the other ancillary benefits that the Adviser and its affiliates expect to receive were not considered excessive under the circumstances. Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, determined that the Agreement was in the best interests of BGB’s shareholders and unanimously voted to approve the Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement, and each Board member attributed different weights to the various factors.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2012 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2014 BGX: 2014 BGB: 2014	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	Trump Entertainment Resorts, Inc.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	3	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	3	None
Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust

Annual Report | December 31, 2012	55

Blackstone / GSO Funds	Trustees & Officers
December 31, 2012 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing and Valuation Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Name, Address and Year of Birth
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	Daniel H. Smith, Jr. Birth Year: 1963
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	Eric Rosenberg Birth Year: 1968
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	Lee M. Shaiman Birth Year: 1956
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	Marisa Beeney Birth Year: 1970

56	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2012 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Name, Address and Year of Birth
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	Jane Lee Birth Year: 1972

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, the Blackstone / GSO Senior Floating Rate Term Fund, the Blackstone / GSO Long-Short Credit Income Fund and the Blackstone / GSO Strategic Credit Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | December 31, 2012	57

Blackstone / GSO

Trustees	Fund Officers
Daniel H. Smith, Jr. Chairman of the Board of Trustees	Daniel H. Smith, Jr. President and Chief Executive Officer
Thomas W. Jasper	Eric Rosenberg
Michael Holland	Chief Financial Officer
Edward H. D’Alelio	Lee M. Shaiman
Gary S. Schpero	Executive Vice President
and Assistant Secretary
Investment Manager	Marisa Beeney
GSO / Blackstone Debt Funds	Chief Compliance Officer,
Management LLC	Chief Legal Officer and Secretary
345 Park Avenue, 31st Floor	Jane Lee
New York, New York 10154	Public Relations Officer

Administrator	DRIP Administrator
ALPS Fund Services, Inc.	Computershare
1290 Broadway, 11th Floor	P.O. Box 358035
Denver, Colorado 80203	Pittsburgh, Pennsylvania 15252

Custodian BSL & BGB:	Independent Registered Public Accounting Firm
The Bank of New York Mellon, N.A.	Deloitte & Touche LLP
2 Hanson Place, 8th Floor	555 17th Street, Ste 3600
Brooklyn, New York 11217	Denver, Colorado 80202

BGX:	Legal Counsel
J.P. Morgan Chase Bank, N.A.	Simpson Thacher & Bartlett LLP
14201 N. Dallas Pkwy, 2nd Floor	425 Lexington Avenue
Dallas, Texas 75254	New York, New York 10017

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2.   Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period September 26, 2012 (inception) through December 31, 2012 were $75,000.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal period September 26, 2012 (inception) through December 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

(c)

Tax Fees: The aggregate fees billed for the fiscal period September 26, 2012 (inception) through December 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,300.

(d)

All Other Fees: The aggregate fees billed for the fiscal period September 26, 2012 (inception) through December 31, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,000. These fees pertain to N-2 filing services provided by the principal accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)

The services described in paragraph (c) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraphs (b) and (d) provided.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period September 26, 2012 (inception) through December 31, 2012 were $18,300.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

Item 6.   Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

     Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2012

The lead Portfolio Manager for the Fund is Lee Shaiman, who is primarily responsible for the day-to-day management of the Fund. The Adviser’s US Credit Investment Committee (“Investment Committee”) is also included below. The investment Committee approves investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Daniel H. Smith, Jr.	Investment Committee Member, President and Chief Executive Officer	Since Inception

Mr. Smith is a Senior Managing Director, Head of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). Mr. Smith joined the Adviser from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit. Mr. Smith has over 25 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L.

Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Lee M. Shaiman	Portfolio Manager, Investment Committee Member, Executive Vice	Since Inception	Mr. Shaiman is a Managing Director of the Adviser. Mr. Shaiman joined the Adviser from Royal Bank of Canada in July 2005 where he was a

	President and Assistant Secretary		Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 30 years experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.
James M. Didden, Jr.	Portfolio Manager and Investment Committee Member	Since Inception	Mr. Didden is a Senior Managing Director of the Adviser. Before joining the Adviser in 2005, Mr. Didden was a Managing Director in High Yield Sales & Trading at Deutsche Bank. Prior to joining Deutsche Bank, Mr. Didden was a Partner at J. & W. Seligman, serving as Portfolio Manager and Head Trader for the firm’s multi-billion dollar High Yield Portfolio. Before joining J. & W. Seligman, Mr. Didden practiced Corporate Tax Law at Kelley, Drye & Warren where he worked on numerous leveraged finance transactions. Mr. Didden received a Masters in Tax Law from the New York University School of Law, a J.D., cum laude, from American University Law School and a B.A. from Boston College.
Brad Marshall	Investment Committee Member	Since Inception	Mr. Marshall is a Managing Director of the Adviser. Before joining the Adviser in 2005,

Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as chief financial officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.
Daniel T. McMullen	Investment Committee Member	Since Inception	Mr. McMullen is a Managing Director of the Adviser and leader of the group’s capital markets effort. Before joining the Adviser in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. McMullen has earned his Certified Financial Analyst designation and received a B.A. from the University of Rochester where he graduated cum laude.
Robert Zable	Investment Committee Member	Since January 2011	Mr. Zable a Managing Director of the Adviser. Before joining the Adviser, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

(a)(2) As of December 31, 2012, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Daniel H. Smith, Jr.					See below	(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Lee M. Shaiman					See below(1)
Registered Investment Companies	3	$1.7 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

James M. Didden, Jr.					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	$0.1 billion	1	$0.1 billion

Brad Marshall					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	3	$5.9 billion	3	$5.9 billion
Other Accounts	0	0	0	0

Daniel T. McMullen					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	2	$0.8 billion	0	0
Other Accounts	9	$2.9 billion	0	0

Robert Zable					See below(1)

Registered Investment Companies	0	0	0	0
Other Pooled Accounts	16	$8.3 billion	16	$8.3 billion
Other Accounts	2	$0.5 billion	0	0

* Including the registrant.

(1) Potential Conflicts of Interest

The portfolio managers and the Investment Committee (together, “portfolio managers”) have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund. Other present and future activities of the Adviser, Blackstone and their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to the limitations of the Investment Company Act. The Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of, and such resolution will be binding on, the Fund, subject to the limitations of the Investment Company Act. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

    The Firm’s Policies and Procedures. Specified policies and procedures implemented by the Adviser, Blackstone and their affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Adviser, Blackstone and their affiliates’ various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Adviser, Blackstone and their affiliates has many different asset management, advisory and businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Adviser, Blackstone and their affiliates have implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that the Fund expects to utilize for purposes of finding and managing its investments. For example, the Adviser, Blackstone and their affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Adviser, Blackstone and their affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other businesses and otherwise be unavailable to the Fund, and could also restrict the Fund’s activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund of the Adviser, Blackstone and their affiliates has or has considered making an investment or which is otherwise an advisory client of the Adviser, Blackstone and their affiliates and its affiliates may restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to engage in businesses or activities competitive with such companies.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser, Blackstone and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, Blackstone and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time (the “Other Blackstone Funds”), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers, the Adviser, Blackstone and their affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser and Blackstone in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment and the Fund’s or the Other Account’s current risk profile; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts, including during a wind-down of the Fund or Other Account; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; (i) proximity of the Fund or an Other Account to the end of its specified term/commitment period; (j) when a pro rata allocation could result in de minimis or odd lot allocations; (k) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (l) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; (m) available cash and (n) other considerations deemed relevant by the Adviser or the applicable investment adviser. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Adviser’s policy of pro rata distribution. The Adviser may also have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts in cases where Other Accounts offer more attractive incentive fees to the Adviser or its affiliates.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

Allocation of Personnel. Although the professional staff of the Adviser will devote as much time to the management of the Fund and the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Investment Banking, Advisory and Other Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, Blackstone may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the Investment Company Act. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and portfolio managers will consider those relationships, which may result in certain transactions that the Adviser and portfolio managers will not undertake on behalf of the Fund in view of such relationships.

    Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time Blackstone may serve as advisor to creditor or equity committees. This involvement, for which Blackstone may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Service Providers. The Fund’s service providers (including lenders, brokers, attorneys, and investment banking firms) may be sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund).

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that he or she manages. If the amount or structure of the management fee and/or a portfolio manager’s compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Material, Non-Public Information. The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser or certain of its affiliates which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

    Trading by Firm Personnel. The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and the policies of the Adviser and its affiliates, or otherwise determined from time to time by the Adviser.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

    Transactions with Other Funds. From time to time, the Fund may enter into purchase and sale transactions with other funds managed by the Adviser or its affiliates. Such transactions will be conducted in accordance with, and subject to, the Adviser’s fiduciary obligations to the Fund and the Investment Company Act.

Other Affiliate Transactions. The Fund may acquire a Senior Loan from a Borrower in which a separate equity or junior debt investment has been made by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates may have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

In addition, the Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by Blackstone, GSO or one or more of the Blackstone / GSO Related Parties. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Representing Creditors and Debtors. Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, the Adviser, Blackstone and their affiliates may serve as advisor to creditor or equity committees. This involvement, for which the Adviser, Blackstone and their affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings.

    The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Restrictions Arising under the Securities Laws. The activities of Blackstone and GSO (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by the Adviser.

(a)(3) Portfolio Manager Compensation as of December 31, 2011.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2012.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel H. Smith, Jr.	$100,001- $500,000
Lee M. Shaiman	$50,001 - $100,000
Robert Zable	$1 - $10,000
Daniel T. McMullen	$0
James M. Didden, Jr.	$0
Brad Marshall	$0

Item 9.   Purchases of Equity Securities by Closed-End Management Investment

     Companies and Affiliated Purchasers.

None

Item 10.   Submission of Matters to Vote of Security Holders.

On May 15, 2012, the Board of Directors of the Registrant adopted bylaws of the Registrant (the “Bylaws”) that designate procedures by which stockholders may submit proposals to the Registrant’s Board of Directors. The applicable sections of the Bylaws are set forth below:

Article 1.4 (A)(1): Nominations of persons for election as a Trustee of the Trust and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders only (a) pursuant to the Trust’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Trustees or any committee thereof or (c) by any Shareholder of the Trust who was a Shareholder of record of the Trust at the time the notice provided for in this Section 1.4 is delivered to the Secretary of the Trust, who is entitled to vote upon nominations or proposals at the meeting and who complies with the notice procedures set forth in this Section 1.4.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 11, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 11, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 11, 2013